UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09999

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 2

(This Form N-CSR relates solely to the Registrant’s PGIM QMA Emerging Markets Equity Fund and PGIM QMA International Developed Markets Index Fund (each a “Fund” and collectively the “Funds”))

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2021

Date of reporting period:	10/31/2021

Item 1 – Reports to Stockholders

PGIM QMA EMERGING MARKETS EQUITY FUND

[Effective 12/29/21, fund name changes to PGIM Quant Solutions Emerging Markets Equity Fund]

ANNUAL REPORT

OCTOBER 31, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company. PGIM Quantitative Solutions is the primary business name of PGIM Quantitative Solutions LLC (formerly known as QMA LLC), a wholly owned subsidiary of PGIM, Inc. (PGIM), a registered investment adviser and Prudential Financial company. © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM QMA Emerging Markets Equity Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2021.

The global economy and markets continued to recover throughout the period from the ongoing impact of the COVID-19 pandemic. The Federal Reserve slashed interest rates and kept them near zero to encourage borrowing.

Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective COVID-19 vaccines received regulatory approval. Those measures were enough to offset the fear of rising inflation and supply chain challenges that threatened to disrupt growth.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Throughout this volatile period, investors sought safety in fixed income.

Investment-grade bonds in the US and the overall global bond market declined slightly during the period as the economy recovered, but emerging market debt rose. While the 10-year US Treasury yield hovered near record lows early in the period after a significant rally in interest rates, rates moved higher later on as investors began to focus on stronger economic growth and the prospects of higher inflation. The Fed also took several aggressive actions to keep the bond markets running smoothly, implementing many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1.5 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM QMA Emerging Markets Equity Fund

December 15, 2021

PGIM QMA Emerging Markets Equity Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/21
	One Year (%)	Since Inception (%)

Fund	12.08	8.10 (11/29/2016)
MSCI Emerging Markets Index
	16.96	10.62

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.Since Inception returns are provided for less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund with a similar investment in the MSCI Emerging Markets Index by portraying the initial account values at the commencement of operations of the Fund (November 29, 2016) and the account values at the end of the current fiscal year (October 31, 2021), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and

4	Visit our website at pgim.com/investments

(b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definitions

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. It consists of the following 27 emerging market country indexes: Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

PGIM QMA Emerging Markets Equity Fund	5

Your Fund’s Performance (continued)

Presentation of Fund Holdings as of 10/31/21

Ten Largest Holdings	Line of Business	Country	% of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	Taiwan	6.4%
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	South Korea	4.1%
Tencent Holdings Ltd.	Interactive Media & Services	China	3.6%
Alibaba Group Holding Ltd.	Internet & Direct Marketing Retail	China	3.0%
China Construction Bank Corp. (Class H Stock)	Banks	China	1.5%
Sberbank of Russia PJSC, ADR	Banks	Russia	1.4%
MediaTek, Inc.	Semiconductors & Semiconductor Equipment	Taiwan	1.3%
Al Rajhi Bank	Banks	Saudi Arabia	1.3%
Vale SA	Metals & Mining	Brazil	1.1%
Industrial & Commercial Bank of China Ltd. (Class H Stock)	Banks	China	1.1%

Holdings reflect only long-term investments and are subject to change.

6	Visit our website at pgim.com/investments

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM QMA Emerging Markets Equity Fund’s Class Z shares returned 12.08% in the 12-month reporting period that ended October 31, 2021, underperforming the 16.96% return of the MSCI Emerging Markets Index (the Index).

What were the market conditions?

•	After a challenging 2020, equity markets bounced back sharply in the beginning of 2021. With the rollout and expansion of global vaccination programs signaling an imminent return to relative normality, the severe market volatility subsequent to the COVID-19 pandemic began to ease in favor of the broader markets as investors refocused their attention on company fundamentals. While value investments performed well in this environment, subsequent performance was more volatile with the global economic recovery still in doubt. Investor confidence surrounding global growth expectations ebbed and flowed with concerns about a new Delta variant, geopolitical stresses, rising interest rates, and inflationary pressures that were partly due to disruptions in the global supply chain.

•	In absolute terms, emerging markets underperformed developed markets during the reporting period, particularly among large-cap companies. China, the world’s second-largest economy, was one of the worst-performing international equity markets. With steep losses in July 2021, large-cap Chinese stocks plunged into negative territory as investors reacted harshly to increased regulatory pressures.

What worked?

•	The bounce-back in value stocks during the reporting period, particularly in the beginning of 2021, was reinforced by the continued solid performance of growth stocks from the previous period.

•	Favoring reasonably priced, high-growth companies across China (industrials and marine transportation sectors), Korea (materials sector) and Taiwan (information technology sector) also contributed to the Fund’s returns relative to the Index during the period.

What didn’t work?

•	Higher-quality stocks detracted from Fund returns relative to the Index during the reporting period, as investor appetite for faster growth in lower-quality stocks superseded their appetite for companies with stronger balance sheets.

•	Favoring high-quality consumer discretionary companies was especially detrimental to Fund performance relative to the Index during the period.

Did the Fund use derivatives?

The Fund held fully collateralized index futures during the period that were used for cash management purposes. They had a negligible impact on performance.

PGIM QMA Emerging Markets Equity Fund	7

Strategy and Performance Overview (continued)

Current outlook

•	The global recovery from the pandemic-induced downturn was robust during the reporting period despite signs that economic activity may have hit a speed bump in the third quarter of 2021 as the Delta variant spread worldwide. Renewed lockdowns in certain countries and cautious behavior among consumers pushed down third-quarter growth expectations.

•	In China, economic growth was expected to slow during the second half of 2021 from the strong pace during the first half of the year following government regulatory crackdowns on certain sectors. However, China’s fiscal and monetary policies may become more supportive to protect growth, in PGIM Quantitative Solutions’ view.

•	Inflationary pressures weighed on investors and remained elevated during the period. Whether “transitory” or not, inflation may likely remain a concern in the near term. In addition, PGIM Quantitative Solutions believes pressures related to the pandemic may continue, and any monetary unwinding policies may be gradual in a market environment of strong consumer demand, lean inventories, and the normalization of service sector prices.

•	On the whole, the central banks of advanced economies maintained accommodative monetary policies, although there was a modest tilt toward a more hawkish position toward the end of the period. In emerging markets, central banks were divided between those hiking rates to address rising inflation—Russia, Brazil, Mexico, Peru, Pakistan, and Chile—and others supporting their economies from virus-related downside risks—India, China, and some southeast Asian countries.

8	Visit our website at pgim.com/investments

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2021. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

PGIM QMA Emerging Markets Equity Fund	9

Fees and Expenses (continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM QMA Emerging Markets Equity Fund		Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class	R6 Actual	$1,000.00	$915.80	1.20%	$5.79
	Hypothetical	$1,000.00	$1,019.16	1.20%	$6.11

*Fund expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

10	Visit our website at pgim.com/investments

Schedule of Investments

as of October 31, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 96.2%

COMMON STOCKS 93.4%

Brazil 2.5%
Ambev SA	80,400	$242,605
Banco Bradesco SA	8,001	24,185
Banco Santander Brasil SA, UTS	12,900	79,085
Centrais Eletricas Brasileiras SA	1,800	10,812
Cia Siderurgica Nacional SA	10,000	40,593
Equatorial Energia SA	4,900	19,830
Petroleo Brasileiro SA	19,500	95,914
Vale SA	36,832	468,574
WEG SA	9,600	62,783
XP, Inc., BDR*	143	4,667

		1,049,048

Chile 1.1%
Banco Santander Chile	6,225,994	272,459
Cencosud SA	8,670	12,682
Falabella SA	67,757	187,371

		472,512

China 33.2%
Agricultural Bank of China Ltd. (Class H Stock)	136,000	46,285
Alibaba Group Holding Ltd.*	61,800	1,267,313
A-Living Smart City Services Co. Ltd., 144A	3,250	10,863
Aluminum Corp. of China Ltd. (Class H Stock)*	20,000	11,901
Bank of Beijing Co. Ltd. (Class A Stock)	34,100	23,585
Bank of Chengdu Co. Ltd. (Class A Stock)	33,600	66,981
Bank of China Ltd. (Class H Stock)	1,196,000	423,102
Bank of Communications Co. Ltd. (Class H Stock)	51,000	30,371
Baoshan Iron & Steel Co. Ltd. (Class A Stock)	54,000	59,945
Beijing Enterprises Holdings Ltd.	2,500	9,644
Beijing New Building Materials PLC (Class A Stock)	12,900	56,876
Beijing United Information Technology Co. Ltd. (Class A Stock)	3,600	63,106
BYD Co. Ltd. (Class H Stock)	11,500	437,900
China CITIC Bank Corp. Ltd. (Class H Stock)	318,000	139,813
China Construction Bank Corp. (Class H Stock)	902,000	614,183
China Galaxy Securities Co. Ltd. (Class H Stock)	18,000	10,044
China Hongqiao Group Ltd.	179,000	199,223
China Life Insurance Co. Ltd. (Class H Stock)	39,000	67,841
China Medical System Holdings Ltd.	137,000	232,856
China Meidong Auto Holdings Ltd.	2,000	10,371
China Merchants Bank Co. Ltd. (Class H Stock)	23,500	198,084
China Merchants Port Holdings Co. Ltd.	8,000	13,352

See Notes to Financial Statements.

PGIM QMA Emerging Markets Equity Fund	11

Schedule of Investments (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

China (cont’d.)
China National Building Material Co. Ltd. (Class H Stock)	20,000	$25,118
China Overseas Property Holdings Ltd.	240,000	216,755
China Petroleum & Chemical Corp. (Class H Stock)	668,000	328,515
China Resources Cement Holdings Ltd.	16,000	13,475
China Resources Land Ltd.	18,000	69,785
China Resources Mixc Lifestyle Services Ltd., 144A	1,800	9,488
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. (Class A Stock)	14,000	52,718
China Shenhua Energy Co. Ltd. (Class H Stock)	153,000	329,867
China South Publishing & Media Group Co. Ltd. (Class A Stock)	44,500	56,978
China Tourism Group Duty Free Corp. Ltd. (Class A Stock)	689	28,762
China Yuhua Education Corp. Ltd., 144A	190,000	86,786
Chongqing Zhifei Biological Products Co. Ltd. (Class A Stock)	3,000	70,421
CITIC Ltd.	284,000	285,080
Contemporary Amperex Technology Co. Ltd. (Class A Stock)	800	79,867
COSCO SHIPPING Holdings Co. Ltd. (Class H Stock)*(a)	201,350	313,009
COSCO SHIPPING Ports Ltd.	10,000	8,342
Country Garden Services Holdings Co. Ltd.	9,000	69,820
CSPC Pharmaceutical Group Ltd.	163,200	171,317
Daqo New Energy Corp., ADR*	200	15,558
East Money Information Co. Ltd. (Class A Stock)	3,200	16,417
Ecovacs Robotics Co. Ltd. (Class A Stock)	2,700	72,403
Fangda Carbon New Material Co. Ltd. (Class A Stock)	4,200	7,043
Focus Media Information Technology Co. Ltd. (Class A Stock)	61,800	70,819
Fuyao Glass Industry Group Co. Ltd. (Class H Stock), 144A	3,200	18,385
G-bits Network Technology Xiamen Co. Ltd. (Class A Stock)	1,006	53,543
GF Securities Co. Ltd. (Class H Stock)	5,800	9,870
Greenland Holdings Corp. Ltd. (Class A Stock)	94,800	60,676
Haitian International Holdings Ltd.	4,000	11,670
Hengan International Group Co. Ltd.	4,000	20,931
Huatai Securities Co. Ltd. (Class H Stock), 144A	8,000	11,910
Huaxia Bank Co. Ltd. (Class A Stock)	72,000	63,275
Huaxin Cement Co. Ltd. (Class A Stock)	3,400	8,863
Hunan Valin Steel Co. Ltd. (Class A Stock)	12,900	10,776
Industrial & Commercial Bank of China Ltd. (Class H Stock)	832,000	455,381
Industrial Bank Co. Ltd. (Class A Stock)	29,400	85,670
Inner Mongolia Yili Industrial Group Co. Ltd. (Class A Stock)	1,900	12,720
Intco Medical Technology Co. Ltd. (Class A Stock)	7,050	56,361
JD Health International, Inc., 144A*	17,650	155,909
JD.com, Inc., ADR*	4,600	360,088
Jiangxi Copper Co. Ltd. (Class H Stock)	6,000	10,497
Jiumaojiu International Holdings Ltd., 144A	5,000	12,507
Kweichow Moutai Co. Ltd. (Class A Stock)	100	28,465
Lenovo Group Ltd.	38,000	41,180

See Notes to Financial Statements.

12

Description	Shares	Value

COMMON STOCKS (Continued)

China (cont’d.)
Li Ning Co. Ltd.	33,000	$366,558
Longfor Group Holdings Ltd., 144A	59,500	290,025
Maccura Biotechnology Co. Ltd. (Class A Stock)	10,800	46,962
Meituan (Class B Stock), 144A*	11,800	409,321
Metallurgical Corp. of China Ltd. (Class A Stock)	104,900	66,270
Midea Group Co. Ltd. (Class A Stock)	1,100	11,801
NARI Technology Co. Ltd. (Class A Stock)	13,200	80,370
New China Life Insurance Co. Ltd. (Class H Stock)	86,100	249,282
People’s Insurance Co. Group of China Ltd. (The) (Class H Stock)	420,000	131,279
PetroChina Co. Ltd. (Class H Stock)	354,000	170,750
PICC Property & Casualty Co. Ltd. (Class H Stock)	36,000	33,587
Pinduoduo, Inc., ADR*	2,100	186,732
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	22,000	157,692
RiseSun Real Estate Development Co. Ltd. (Class A Stock)	86,900	58,156
Shaanxi Coal Industry Co. Ltd. (Class A Stock)	44,500	87,064
Shanghai International Port Group Co. Ltd. (Class A Stock)	98,361	86,816
Shanghai Pharmaceuticals Holding Co. Ltd. (Class H Stock)	4,400	8,078
Shanghai Pudong Development Bank Co. Ltd. (Class A Stock)	28,400	39,660
Shanxi Lu’an Environmental Energy Development Co. Ltd. (Class A Stock)	16,800	34,039
Shenzhen Inovance Technology Co. Ltd. (Class A Stock)	6,000	60,872
Silergy Corp.	1,000	165,901
Sinopharm Group Co. Ltd. (Class H Stock)	7,600	18,150
Sinotruk Hong Kong Ltd.	9,500	13,131
Sunac China Holdings Ltd.	155,000	332,958
Sungrow Power Supply Co. Ltd. (Class A Stock)	400	10,287
Tencent Holdings Ltd.	25,100	1,526,038
Wanhua Chemical Group Co. Ltd. (Class A Stock)	1,000	16,516
Want Want China Holdings Ltd.	25,000	19,387
Weibo Corp., ADR*	6,000	269,880
XCMG Construction Machinery Co. Ltd. (Class A Stock)	64,000	60,969
Xiamen C & D, Inc. (Class A Stock)	49,800	62,244
Xiaomi Corp. (Class B Stock), 144A*	81,600	223,116
Yanzhou Coal Mining Co. Ltd. (Class H Stock)(a)	144,000	214,458
Yum China Holdings, Inc.	1,700	97,036
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (Class A Stock)	200	12,826
Zhongsheng Group Holdings Ltd.	36,500	329,151
Zhuzhou Kibing Group Co. Ltd. (Class A Stock)	28,200	70,043
Zoomlion Heavy Industry Science & Technology Co. Ltd. (Class A Stock)	9,473	10,748

		13,908,812

See Notes to Financial Statements.

PGIM QMA Emerging Markets Equity Fund	13

Schedule of Investments (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Colombia 0.1%
Bancolombia SA	1,330	$11,895
Ecopetrol SA	25,146	19,011

		30,906

Greece 0.2%
Hellenic Telecommunications Organization SA	1,375	24,368
OPAP SA	2,867	44,621

		68,989

Hong Kong 0.1%

Sino Biopharmaceutical Ltd.	53,000	39,091

Hungary 0.1%
MOL Hungarian Oil & Gas PLC	1,862	15,956
OTP Bank Nyrt*	449	26,985
Richter Gedeon Nyrt	840	23,548

		66,489

India 9.6%
Ambuja Cements Ltd.	3,600	19,550
Aurobindo Pharma Ltd.	21,666	200,231
Balkrishna Industries Ltd.	532	17,541
Bharat Electronics Ltd.	6,052	16,792
Cipla Ltd.	2,627	31,854
Colgate-Palmolive India Ltd.	5,690	117,525
Dabur India Ltd.	3,224	25,300
Divi’s Laboratories Ltd.	1,812	124,982
GAIL India Ltd.	9,078	18,159
Godrej Consumer Products Ltd.*	1,860	23,848
Hindalco Industries Ltd.	19,472	119,848
Hindustan Petroleum Corp. Ltd.	3,824	15,937
Housing Development Finance Corp. Ltd.	925	35,299
ICICI Bank Ltd.	2,520	27,029
Indian Oil Corp. Ltd.	10,829	18,591
Infosys Ltd., ADR	17,300	385,444
Ipca Laboratories Ltd.	350	10,042
ITC Ltd.	90,869	271,956
JSW Steel Ltd.	4,900	44,001
Jubilant Foodworks Ltd.	405	20,044
Larsen & Toubro Infotech Ltd., 144A	326	29,259
Lupin Ltd.	1,239	15,332
Marico Ltd.	2,751	20,958

See Notes to Financial Statements.

14

Description	Shares	Value

COMMON STOCKS (Continued)

India (cont’d.)
NTPC Ltd.	182,814	$325,378
Piramal Enterprises Ltd.	2,711	94,634
Power Grid Corp. of India Ltd.	63,844	158,200
Reliance Industries Ltd.	5,789	196,825
State Bank of India	13,198	89,003
Sun Pharmaceutical Industries Ltd.	30,044	319,748
Tata Consultancy Services Ltd.	4,742	215,776
Tata Steel Ltd.	17,475	308,751
Tech Mahindra Ltd.	14,154	280,698
UltraTech Cement Ltd.	520	53,229
Wipro Ltd.	41,057	355,345

		4,007,109

Indonesia 1.9%
Astra International Tbk PT	657,200	280,985
Charoen Pokphand Indonesia Tbk PT	42,000	18,444
Indofood Sukses Makmur Tbk PT	610,000	274,223
Kalbe Farma Tbk PT	122,200	13,841
Telkom Indonesia Persero Tbk PT	731,300	196,491

		783,984

Malaysia 0.8%
Hartalega Holdings Bhd	9,900	14,029
IOI Corp. Bhd	12,800	12,158
Kossan Rubber Industries	39,800	22,708
Kuala Lumpur Kepong Bhd	2,200	11,505
Sime Darby Plantation Bhd	9,900	9,598
Supermax Corp. Bhd	14,733	6,847
Telekom Malaysia Bhd	124,300	174,005
Top Glove Corp. Bhd	110,400	72,604
Westports Holdings Bhd	8,000	8,643

		332,097

Mexico 2.3%
America Movil SAB de CV (Class L Stock)	450,000	400,646
Arca Continental SAB de CV	2,600	15,825
Cemex SAB de CV, UTS*	29,000	18,706
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)*	1,900	23,995
Grupo Aeroportuario del Sureste SAB de CV (Class B Stock)	1,120	22,625
Grupo Bimbo SAB de CV (Class A Stock)	9,600	28,537
Grupo Mexico SAB de CV (Class B Stock)	79,100	346,629
Megacable Holdings SAB de CV, UTS	21,000	61,976

See Notes to Financial Statements.

PGIM QMA Emerging Markets Equity Fund	15

Schedule of Investments (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Mexico (cont’d.)
Orbia Advance Corp. SAB de CV	5,400	$14,111
Wal-Mart de Mexico SAB de CV	12,600	43,899

		976,949

Peru 0.1%
Southern Copper Corp.	700	41,993

Philippines 0.7%
International Container Terminal Services, Inc.	72,880	260,521
Jollibee Foods Corp.	2,520	11,766
PLDT, Inc.	420	13,691

		285,978

Poland 0.1%
Cyfrowy Polsat SA	1,590	14,236
Polskie Gornictwo Naftowe i Gazownictwo SA	9,274	13,997
Powszechny Zaklad Ubezpieczen SA	3,000	30,053

		58,286

Qatar 0.5%
Commercial Bank PSQC (The)	10,220	17,045
Industries Qatar QSC	10,255	44,653
Masraf Al Rayan QSC	91,377	119,811
Qatar National Bank QPSC	3,385	19,066

		200,575

Russia 2.8%
Inter RAO UES PJSC	202,400	13,747
LUKOIL PJSC	3,407	348,103
Magnit PJSC, GDR	8,583	159,472
Rosneft Oil Co. PJSC	5,931	53,375
Sberbank of Russia PJSC, ADR	28,691	575,070
Severstal PAO	1,064	24,241

		1,174,008

Saudi Arabia 2.7%
Al Rajhi Bank	14,456	534,650
Alinma Bank	4,680	31,412
Banque Saudi Fransi	3,034	34,173
Riyad Bank	7,137	56,292

See Notes to Financial Statements.

16

Description	Shares	Value

COMMON STOCKS (Continued)

Saudi Arabia (cont’d.)
SABIC Agri-Nutrients Co.	1,071	$46,870
Sahara International Petrochemical Co.	1,794	21,006
Saudi Arabian Mining Co.*	2,205	47,970
Saudi Basic Industries Corp.	6,810	234,534
Saudi Industrial Investment Group	1,105	11,160
Saudi Kayan Petrochemical Co.*	3,703	20,142
Saudi Telecom Co.	3,057	95,552

		1,133,761

South Africa 2.6%
Absa Group Ltd.	3,696	33,897
African Rainbow Minerals Ltd.	680	9,113
Clicks Group Ltd.	1,294	23,680
Exxaro Resources Ltd.	1,265	13,909
FirstRand Ltd.	25,536	97,075
Impala Platinum Holdings Ltd.	17,329	225,731
Kumba Iron Ore Ltd.	6,253	190,519
MultiChoice Group	10,806	85,986
Nedbank Group Ltd.	1,932	22,032
Old Mutual Ltd.	27,166	27,744
Sasol Ltd.*	8,610	144,705
Shoprite Holdings Ltd.	4,609	54,702
Sibanye Stillwater Ltd.	16,296	56,935
Woolworths Holdings Ltd.	35,844	126,750

		1,112,778

South Korea 13.2%
BNK Financial Group, Inc.	40,014	301,806
Cheil Worldwide, Inc.	10,869	222,738
Coway Co. Ltd.	254	17,275
DB Insurance Co. Ltd.	278	14,085
E-MART, Inc.	101	14,593
GS Holdings Corp.	231	8,375
Hana Financial Group, Inc.	9,384	361,243
Hankook Tire & Technology Co. Ltd.	6,919	245,378
HMM Co. Ltd.*	1,377	31,615
Hyundai Glovis Co. Ltd.	445	64,143
Hyundai Steel Co.	437	16,718
Industrial Bank of Korea	1,330	12,596
Kakao Corp.	1,614	174,842
KB Financial Group, Inc.	3,318	160,596
Kia Corp.	5,624	412,068
Korea Investment Holdings Co. Ltd.	3,609	270,396

See Notes to Financial Statements.

PGIM QMA Emerging Markets Equity Fund	17

Schedule of Investments (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

South Korea (cont’d.)
KT&G Corp.	365	$25,364
Kumho Petrochemical Co. Ltd.	1,704	252,688
LG Corp.	465	36,418
LG Electronics, Inc.	1,517	157,794
LG Innotek Co. Ltd.	168	30,442
Meritz Securities Co. Ltd.	17,313	69,255
Mirae Asset Securities Co. Ltd.	1,712	12,793
NAVER Corp.	631	221,764
NH Investment & Securities Co. Ltd.	988	11,171
Pan Ocean Co. Ltd.	1,298	6,764
POSCO	404	102,572
Samsung C&T Corp.	252	24,728
Samsung Electro-Mechanics Co. Ltd.	305	41,918
Samsung Electronics Co. Ltd.	28,822	1,729,505
Samsung Engineering Co. Ltd.*	836	17,875
Samsung Fire & Marine Insurance Co. Ltd.	168	33,184
Samsung SDI Co. Ltd.	282	178,612
Samsung Securities Co. Ltd.	2,055	83,689
Seegene, Inc.	285	13,014
Shinhan Financial Group Co. Ltd.	2,075	67,849
SK Telecom Co. Ltd.	224	59,418
Woori Financial Group, Inc.	2,580	29,284

		5,534,568

Taiwan 15.2%
Acer, Inc.	16,000	15,032
ASE Technology Holding Co. Ltd.	12,000	43,448
Asustek Computer, Inc.	28,000	357,304
Cathay Financial Holding Co. Ltd.	46,000	96,062
Chunghwa Telecom Co. Ltd.	39,000	154,981
Compal Electronics, Inc.	11,000	9,698
Evergreen Marine Corp. Taiwan Ltd.	60,000	217,892
Formosa Chemicals & Fibre Corp.	18,000	52,213
Fubon Financial Holding Co. Ltd.	151,060	399,915
Giant Manufacturing Co. Ltd.	26,000	302,598
Hon Hai Precision Industry Co. Ltd.	64,000	247,516
Innolux Corp.	421,000	255,505
Lite-On Technology Corp.	11,000	24,259
MediaTek, Inc.	17,000	560,029
Micro-Star International Co. Ltd.	4,000	20,207
momo.com, Inc.	1,000	64,757
Nan Ya Plastics Corp.	27,000	82,801
Nan Ya Printed Circuit Board Corp.	1,000	17,829
Nien Made Enterprise Co. Ltd.	1,000	13,773

See Notes to Financial Statements.

18

Description	Shares	Value

COMMON STOCKS (Continued)

Taiwan (cont’d.)
Novatek Microelectronics Corp.	4,000	$60,379
Pou Chen Corp.	13,000	15,972
Realtek Semiconductor Corp.	3,000	54,211
Shin Kong Financial Holding Co. Ltd.	62,000	21,901
SinoPac Financial Holdings Co. Ltd.	44,000	22,423
Synnex Technology International Corp.	8,000	15,513
Taiwan Semiconductor Manufacturing Co. Ltd.	127,000	2,698,889
Unimicron Technology Corp.	7,000	48,350
United Microelectronics Corp.	163,000	342,729
Vanguard International Semiconductor Corp.	5,000	26,193
Wan Hai Lines Ltd.	4,400	25,678
WPG Holdings Ltd.	8,000	14,985
Yageo Corp.	2,000	31,499
Yuanta Financial Holding Co. Ltd.	51,000	45,428

		6,359,969

Thailand 2.3%
Charoen Pokphand Foods PCL	343,000	261,176
Land & Houses PCL	42,900	10,918
PTT Exploration & Production PCL	7,500	26,531
PTT Global Chemical PCL	73,600	139,333
Siam Cement PCL (The)	4,200	50,164
Sri Trang Gloves Thailand PCL(a)	215,600	198,870
Thai Union Group PCL	476,000	300,740

		987,732

Turkey 0.3%
BIM Birlesik Magazalar A/S	2,542	16,436
Ford Otomotiv Sanayi A/S	447	8,674
Haci Omer Sabanci Holding A/S	61,104	70,893
KOC Holding A/S	4,214	10,350
Turkiye Garanti Bankasi A/S	12,007	12,333

		118,686

United Arab Emirates 0.7%
Abu Dhabi Commercial Bank PJSC	14,355	32,476
Abu Dhabi Islamic Bank PJSC	124,042	197,183
Abu Dhabi National Oil Co. for Distribution PJSC	13,205	15,397
Aldar Properties PJSC	20,874	22,989
Emaar Properties PJSC	18,075	19,769

		287,814

See Notes to Financial Statements.

PGIM QMA Emerging Markets Equity Fund	19

Schedule of Investments (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

United States 0.3%
JBS SA	16,000	$111,046

TOTAL COMMON STOCKS
(cost $32,984,608)		39,143,180

PREFERRED STOCKS 2.8%

Brazil 2.1%
Braskem SA (PRFC A)*	1,000	9,641
Cia Energetica de Minas Gerais (PRFC)	82,845	187,890
Cia Paranaense de Energia (PRFC B)	211,200	222,284
Gerdau SA (PRFC)	7,100	34,029
Itau Unibanco Holding SA (PRFC)	3,700	15,321
Itausa SA (PRFC)	22,800	41,530
Petroleo Brasileiro SA (PRFC)	72,400	349,570

		860,265

Russia 0.0%
Surgutneftegas PJSC (PRFC)	38,200	20,844

South Korea 0.7%
Hyundai Motor Co. (2nd PRFC)	200	16,856
Hyundai Motor Co. (PRFC)	128	10,739
LG Chem Ltd. (PRFC)	42	13,869
Samsung Electronics Co. Ltd. (PRFC)	4,238	232,881

		274,345

TOTAL PREFERRED STOCKS
(cost $1,112,377)		1,155,454

TOTAL LONG-TERM INVESTMENTS
(cost $34,096,985)		40,298,634

SHORT-TERM INVESTMENTS 5.2%

AFFILIATED MUTUAL FUNDS 4.6%
PGIM Core Ultra Short Bond Fund(wa)	1,210,487	1,210,487
PGIM Institutional Money Market Fund
(cost $718,364; includes $718,339 of cash collateral for securities on loan)(b)(wa)	718,796	718,364

TOTAL AFFILIATED MUTUAL FUNDS
(cost $1,928,851)		1,928,851

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATION(k)(n) 0.6%
U.S. Treasury Bills (cost $249,991)	0.034%	12/09/21	250	$249,983

TOTAL SHORT-TERM INVESTMENTS
(cost $2,178,842)				2,178,834

TOTAL INVESTMENTS 101.4%
(cost $36,275,827)				42,477,468
Liabilities in excess of other assets(z) (1.4)%				(584,800)

NET ASSETS 100.0%				$41,892,668

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

BDR—Brazilian Depositary Receipt

GDR—Global Depositary Receipt

LIBOR—London Interbank Offered Rate

MSCI—Morgan Stanley Capital International

PJSC—Public Joint-Stock Company

PRFC—Preference Shares

UTS—Unit Trust Security

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $618,709; cash collateral of $718,339 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

See Notes to Financial Statements.

PGIM QMA Emerging Markets Equity Fund	21

Schedule of Investments (continued)

as of October 31, 2021

Futures contracts outstanding at October 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
22	Mini MSCI Emerging Markets Index	Dec. 2021	$1,388,200	$(40,852)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Morgan Stanley & Co. LLC	$—	$249,983

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Brazil	$1,049,048	$—	$—
Chile	472,512	—	—
China	929,294	12,979,518	—
Colombia	30,906	—	—
Greece	—	68,989	—
Hong Kong	—	39,091	—
Hungary	—	66,489	—
India	385,444	3,621,665	—
Indonesia	—	783,984	—
Malaysia	—	332,097	—
Mexico	976,949	—	—
Peru	41,993	—	—
Philippines	—	285,978	—
Poland	—	58,286	—

See Notes to Financial Statements.

22

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Qatar	$—	$200,575	$—
Russia	—	1,174,008	—
Saudi Arabia	—	1,133,761	—
South Africa	—	1,112,778	—
South Korea	—	5,534,568	—
Taiwan	—	6,359,969	—
Thailand	—	987,732	—
Turkey	—	118,686	—
United Arab Emirates	—	287,814	—
United States	111,046	—	—
Preferred Stocks
Brazil	860,265	—	—
Russia	—	20,844	—
South Korea	—	274,345	—
Short-Term Investments
Affiliated Mutual Funds	1,928,851	—	—
U.S. Treasury Obligation	—	249,983	—

Total	$6,786,308	$35,691,160	$—

Other Financial Instruments*
Liabilities
Futures Contracts	$(40,852)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2021 were as follows (unaudited):

Banks	12.9%
Semiconductors & Semiconductor Equipment	9.5
Technology Hardware, Storage & Peripherals	6.3
Internet & Direct Marketing Retail	5.8
Metals & Mining	5.7
Oil, Gas & Consumable Fuels	5.7
Interactive Media & Services	5.2
Affiliated Mutual Funds (1.7% represents investments purchased with collateral from securities on loan)	4.6

IT Services	3.0%
Insurance	3.0
Real Estate Management & Development	2.8
Automobiles	2.8
Pharmaceuticals	2.7
Chemicals	2.6
Food Products	2.5
Electronic Equipment, Instruments & Components	2.1
Diversified Telecommunication Services	1.5
Electric Utilities	1.5

See Notes to Financial Statements.

PGIM QMA Emerging Markets Equity Fund	23

Schedule of Investments (continued)

as of October 31, 2021

Industry Classification (continued):

Marine	1.4%
Media	1.2
Capital Markets	1.2
Wireless Telecommunication Services	1.1
Transportation Infrastructure	1.0
Industrial Conglomerates	1.0
Specialty Retail	0.9
Textiles, Apparel & Luxury Goods	0.9
Health Care Equipment & Supplies	0.9
Food & Staples Retailing	0.8
Independent Power & Renewable Electricity Producers	0.8
Multiline Retail	0.7
Diversified Financial Services	0.7
Leisure Products	0.7
Tobacco	0.7
Beverages	0.7
Auto Components	0.7
Household Durables	0.7
U.S. Treasury Obligation	0.6
Electrical Equipment	0.6

Personal Products	0.5%
Construction Materials	0.4
Hotels, Restaurants & Leisure	0.4
Life Sciences Tools & Services	0.4
Machinery	0.4
Building Products	0.3
Trading Companies & Distributors	0.3
Diversified Consumer Services	0.2
Construction & Engineering	0.2
Biotechnology	0.2
Air Freight & Logistics	0.2
Entertainment	0.1
Thrifts & Mortgage Finance	0.1
Gas Utilities	0.1
Health Care Providers & Services	0.1
Aerospace & Defense	0.0 *

101.4
Liabilities in excess of other assets	(1.4)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
			Due from/to broker-variation margin
Equity contracts	—	$—	futures	$40,852	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

24

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$10,361

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(40,852)

For the year ended October 31, 2021, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$1,018,467

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended October 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$618,709	$(618,709)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM QMA Emerging Markets Equity Fund	25

Statement of Assets & Liabilities

as of October 31, 2021

Assets
Investments at value, including securities on loan of $618,709:
Unaffiliated investments (cost $34,346,976)	$40,548,617
Affiliated investments (cost $1,928,851)	1,928,851
Foreign currency, at value (cost $53,439)	53,018
Receivable for Fund shares sold	256,774
Dividends receivable	42,095
Due from Manager	29,507
Tax reclaim receivable	386
Receivable for investments sold	24
Prepaid expenses and other assets	3,038

Total Assets	42,862,310

Liabilities
Payable to broker for collateral for securities on loan	718,339
Accrued expenses and other liabilities	133,255
Foreign capital gains tax liability accrued	97,279
Due to broker—variation margin futures	19,910
Trustees’ fees payable	804
Affiliated transfer agent fee payable	55

Total Liabilities	969,642

Net Assets	$41,892,668

Net assets were comprised of:
Shares of beneficial interest, at par	$3,264
Paid-in capital in excess of par	34,674,186
Total distributable earnings (loss)	7,215,218

Net assets, October 31, 2021	$41,892,668

Class R6
Net asset value, offering price and redemption price per share, ($41,892,668 ÷ 3,264,080 shares of beneficial interest issued and outstanding)	$12.83

See Notes to Financial Statements.

26

Statement of Operations

Year Ended October 31, 2021

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $197,966 foreign withholding tax)	$1,493,829
Income from securities lending, net (including affiliated income of $216)	11,808
Affiliated dividend income	1,008

Total income	1,506,645

Expenses
Management fee	337,551
Custodian and accounting fees	141,934
Fund data services	68,535
Audit fee	34,404
Legal fees and expenses	20,162
Trustees’ fees	10,000
Shareholders’ reports	7,605
SEC registration fees	780
Transfer agent’s fees and expenses (including affiliated expense of $324)	416
Registration fees	250
Miscellaneous	17,247

Total expenses	638,884
Less: Fee waiver and/or expense reimbursement	(98,726)

Net expenses	540,158

Net investment income (loss)	966,487

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(96)) (net of foreign capital gains taxes $(43,211))	4,045,939
Futures transactions	10,361
Foreign currency transactions	(29,468)

4,026,832

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $(97,279))	(467,013)
Futures	(40,852)
Foreign currencies	(1,151)

(509,016)

Net gain (loss) on investment and foreign currency transactions	3,517,816

Net Increase (Decrease) In Net Assets Resulting From Operations	$4,484,303

See Notes to Financial Statements.

PGIM QMA Emerging Markets Equity Fund	27

Statements of Changes in Net Assets

	Year Ended October 31,

	2021	2020

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$966,487	$530,694
Net realized gain (loss) on investment and foreign currency transactions	4,026,832	(1,996,159)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(509,016)	3,667,270

Net increase (decrease) in net assets resulting from operations	4,484,303	2,201,805

Dividends and Distributions
Distributions from distributable earnings
Class R6	(567,424)	(649,151)

Fund share transactions
Net proceeds from shares sold	11,048,336	7,601,460
Net asset value of shares issued in reinvestment of dividends and distributions	567,424	649,151
Cost of shares purchased	(9,693,559)	(3,553,887)

Net increase (decrease) in net assets from Fund share transactions	1,922,201	4,696,724

Total increase (decrease)	5,839,080	6,249,378

Net Assets:
Beginning of year	36,053,588	29,804,210

End of year	$41,892,668	$36,053,588

See Notes to Financial Statements.

28

Financial Highlights

Class R6 Shares
	Year Ended October 31,				November 29, 2016(a) through October 31, 2017
	2021	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$11.61	$11.14	$10.84	$13.21	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.29	0.18	0.19	0.20	0.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.11	0.53	0.43	(1.71)	3.09
Total from investment operations	1.40	0.71	0.62	(1.51)	3.25
Less Dividends and Distributions:
Dividends from net investment income	(0.18)	(0.24)	(0.21)	(0.17)	(0.04)
Distributions from net realized gains	-	-	(0.11)	(0.69)	-
Total dividends and distributions	(0.18)	(0.24)	(0.32)	(0.86)	(0.04)
Net asset value, end of period	$12.83	$11.61	$11.14	$10.84	$13.21
Total Return(c):	12.08%	6.42%	5.82%	(12.31)%	32.58%

Ratios/Supplemental Data:
Net assets, end of period (000)	$41,893	$36,054	$29,804	$27,145	$28,470
Average net assets (000)	$45,007	$32,007	$28,694	$29,759	$24,017
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.20%	1.20%	1.20%	1.20%	1.20	%(e)
Expenses before waivers and/or expense reimbursement	1.42%	1.53%	1.70%	1.54%	1.74	%(e)
Net investment income (loss)	2.15%	1.66%	1.71%	1.56%	1.49	%(e)
Portfolio turnover rate(f)	108%	106%	117%	118%	102%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Emerging Markets Equity Fund	29

Notes to Financial Statements

1.    Organization

Prudential Investment Portfolios 2 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust and currently consists of eleven separate funds: PGIM Core Conservative Bond Fund, PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund, PGIM Institutional Money Market Fund, PGIM Jennison Small-Cap Core Equity Fund, PGIM QMA Commodity Strategies Fund, PGIM QMA Emerging Markets Equity Fund, PGIM QMA International Developed Markets Index Fund, PGIM QMA Mid-Cap Core Equity Fund, PGIM QMA US Broad Market Index Fund and PGIM TIPS Fund. These financial statements relate only to the PGIM QMA Emerging Markets Equity Fund (the “Fund”). The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek to provide returns in excess of the Morgan Stanley Capital International Emerging Markets Index over full market cycles.

2.    Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of their financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A

30

record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value

PGIM QMA Emerging Markets Equity Fund	31

Notes to Financial Statements (continued)

securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign

32

exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported Net change in unrealized appreciation (depreciation) on investments and Net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts,

PGIM QMA Emerging Markets Equity Fund	33

Notes to Financial Statements (continued)

the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal

34

income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

The Fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the Fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the Fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the Fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.    Agreements

The Fund has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with PGIM Quantitative Solutions LLC (formerly known as QMA LLC) (“PGIM Quantitative Solutions” or the “subadviser”). The Manager pays for the services of PGIM Quantitative Solutions.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.75% of the Fund’s average daily net assets.

The Manager has contractually agreed, through February 28, 2023, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.20% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax

PGIM QMA Emerging Markets Equity Fund	35

Notes to Financial Statements (continued)

expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class R6 shares of the Fund. No distribution or service fees are paid to PIMS as distributor for Class R6 shares of the Fund.

PGIM Investments, PIMS and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.    Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2021, no 17a-7 transactions were entered into by the Fund.

36

5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2021, were $47,181,418 and $46,722,604, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2021, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund (1)(wa)
$ —	$23,475,054	$22,264,567	$—	$—	$1,210,487	1,210,487	$1,008

PGIM Institutional Money Market Fund (1)(b)(wa)
—	3,858,114	3,139,654	—	(96)	718,364	718,796	216	(2)

$ —	$27,333,168	$25,404,221	$—	$(96)	$1,928,851		$1,224

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.    Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2021, the tax character of dividends paid by the Fund was $567,424 of ordinary income. For the year ended October 31, 2020, the tax character of dividends paid by the Fund was $649,151 of ordinary income.

As of October 31, 2021, the accumulated undistributed earnings on a tax basis were $975,211 of ordinary income and $212,024 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$36,408,633	$8,746,022	$(2,718,039)	$6,027,983

PGIM QMA Emerging Markets Equity Fund	37

Notes to Financial Statements (continued)

The differences between GAAP and tax basis were primarily attributable to deferred losses on wash sales, investments in passive foreign investment companies, corporate spin-off adjustment and other cost basis differences between financial and tax accounting.

The Fund utilized approximately $3,520,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2021.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2021 are subject to such review.

7.    Capital and Ownership

The Fund offers Class R6 shares. Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

The RIC has authorized the Fund to issue an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share.

As of October 31, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class R6	3,264,080	100.0%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of	Percentage of	Number of	Percentage of
Shareholders	Outstanding Shares	Shareholders	Outstanding Shares
3	81.8%	—	—%

38

Transactions in shares of beneficial interest were as follows:

Class R6	Shares	Amount
Year ended October 31, 2021:
Shares sold	816,485	$11,048,336
Shares issued in reinvestment of dividends and distributions	44,714	567,424
Shares purchased	(703,162)	(9,693,559)

Net increase (decrease) in shares outstanding	158,037	$ 1,922,201

Year ended October 31, 2020:
Shares sold	706,936	$ 7,601,460
Shares issued in reinvestment of dividends and distributions	56,744	649,151
Shares purchased	(333,994)	(3,553,887)

Net increase (decrease) in shares outstanding	429,686	$ 4,696,724

8.    Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021

Total Commitment	$ 1,200,000,000	$ 1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2021. The average daily balance for the 10 days that the Fund had loans outstanding during the period was approximately $113,300, borrowed at a weighted average interest rate of 1.43%. The maximum loan outstanding amount during the period was $250,000. At October 31, 2021, the Fund did not have an outstanding loan amount.

PGIM QMA Emerging Markets Equity Fund	39

Notes to Financial Statements (continued)

9.    Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Concentration Risk: To the extent that the Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

Country Risk: Changes in the business environment may adversely affect operating profits or the value of assets in a specific country. For example, financial factors such as currency controls, devaluation or regulatory changes or stability factors such as mass riots, civil war and other potential events may contribute to companies’ operational risks.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

40

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

Fund of Funds Risk: The Fund is an investment option for other PGIM Investments-advised mutual funds that are managed as “funds of funds.” As a result, from time to time, the Fund may experience relatively large redemptions and could be required to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Investments in China Risk: Investments in China subject the Fund to risks specific to China and may make it more volatile than other funds. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation.

China has experienced security concerns, such as terrorism and strained international relations. Incidents involving China’s or the region’s security may cause uncertainty in

PGIM QMA Emerging Markets Equity Fund	41

Notes to Financial Statements (continued)

Chinese markets and may adversely affect the Chinese economy and the Fund’s investments. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the U.S., or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy or the Fund. For example, a series of executive orders issued between November 2020 and June 2021 prohibit the Fund from investing in certain companies identified by the U.S. government as “Chinese Military Industrial Complex Companies.” The restrictions in these executive orders may force the subadviser to sell certain positions and may restrict the Fund from future investments the subadviser deems otherwise attractive.

Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies.

Large Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption

42

proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Model Design Risk: The subadviser uses certain quantitative models to help guide its investment decisions. The design of the underlying models may be flawed or incomplete. The investment models the subadviser uses are based on historical and theoretical underpinnings that it believes are sound. There can be no guarantee, however, that these underpinnings will correlate with security price behavior in the manner assumed by the subadviser’s models. Additionally, the quantitative techniques that underlie the subadviser’s portfolio construction processes may fail to fully anticipate important risks.

Model Implementation Risk: While the subadviser strives to mitigate the likelihood of material implementation errors, it is impossible to completely eliminate the risk of error in the implementation of the computer models that guide the subadviser’s quantitative

PGIM QMA Emerging Markets Equity Fund	43

Notes to Financial Statements (continued)

investment processes. Additionally, it may be difficult to implement model recommendations in volatile and rapidly changing market conditions.

Portfolio Turnover Risk: The length of time the Fund has held a particular security is not generally a consideration in investment decisions. Under certain market conditions, the Fund’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s investment performance.

Small and Medium Sized Companies Risk: Small and medium sized companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management depth. As a result, their prices may fluctuate more than the stocks of larger, more established companies. Historically, small and medium sized companies have sometimes gone through extended periods when they did not perform as well as larger companies. Small and medium sized companies generally are more illiquid than larger companies, which may make such investments more difficult to sell at the time and price that the Fund would like.

Value Style Risk: Since the Fund may invest significantly in value stocks or use a value investment style, there is the risk that value stocks or the value style may be out of favor for a period of time, that the market will not recognize a security’s intrinsic value for a long time or at all or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Fund’s value investment style may go out of favor with investors, negatively affecting the Fund’s performance.

10.    Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

44

11.    Subsequent Event

Effective December 29, 2021, the Fund’s name will change from PGIM QMA Emerging Markets Equity Fund to PGIM Quant Solutions Emerging Markets Equity Fund.

PGIM QMA Emerging Markets Equity Fund	45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 2 and Shareholders of PGIM QMA Emerging Markets Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM QMA Emerging Markets Equity Fund (one of the funds constituting Prudential Investment Portfolios 2, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and financial highlights for each of the two years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 16, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

46

Tax Information (unaudited)

For the year ended October 31, 2021, the Fund reports the maximum amount allowable, but not less than 75.02% of the ordinary income dividends paid during the period as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

For the year ended October 31, 2021, the Fund made an election to pass through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Fund in accordance with Section 853 of the Internal Revenue Code of the following amounts: $187,418 foreign tax credit from recognized foreign source income of $1,722,908.

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends received by you in calendar year 2021.

PGIM QMA Emerging Markets Equity Fund	47

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM QMA Emerging Markets Equity Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 92

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95

Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 91

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 94

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM QMA Emerging Markets Equity Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 94

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 95

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 1993; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

PGIM QMA Emerging Markets Equity Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 1974 Chief Compliance Officer

Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Since July 2019

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Diana N. Huffman 1982 Assistant Secretary

Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).

Since March 2019

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and Head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.

Since October 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM QMA Emerging Markets Equity Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM QMA Emerging Markets Equity Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with QMA LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

1PGIM QMA Emerging Markets Equity Fund is a series of Prudential Investment Portfolios 2.

PGIM QMA Emerging Markets Equity Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and QMA. The Board noted that QMA is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of the QMA portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments and QMA.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and QMA under the management and subadvisory agreements.

Visit our website at pgim.com/investments

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2020 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that, while the management fee schedule for each Fund does not have breakpoints in its management fees, economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and QMA

The Board considered potential ancillary benefits that might be received by PGIM Investments, QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as

PGIM QMA Emerging Markets Equity Fund

Approval of Advisory Agreements (continued)

well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the for the one-year and the three-year periods ended December 31, 2020. The Board considered that the Fund commenced operations on November 29, 2016 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	4th Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 3rd Quartile

Visit our website at pgim.com/investments

•	The Board noted that the Fund underperformed its benchmark index over the one-year and the three-year periods.

•	The Board considered that the Fund commenced operations on November 29, 2016 and that longer-term performance was not yet available.

•	The Board further noted recent changes in the portfolio management team with the removal of two portfolio managers and the addition of two new portfolio managers in December of 2020.

•	The Board also considered PGIM Investments’ assertions that it expects relative returns to improve as markets normalize. In that regard, the Board noted that the Fund outperformed its benchmark index and peer group for the first quarter of 2021 (ranking in the 12th percentile) and ranked in the first quartile of its peer group for the year-to-date period ended May 31, 2021.

•	The Board noted the Fund’s short operating history, recent portfolio management changes and improving performance.

•	The Board and PGIM Investments agreed to retain the existing contractual cap on Fund expenses that (exclusive of certain fees and expenses) caps total annual operating expenses for Class R6 shares at 1.20% through February 28, 2022.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM QMA Emerging Markets Equity Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE

655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Jonathan Corbett, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Quantitative Solutions LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. An investor may obtain the prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM QMA Emerging Markets Equity Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QMA EMERGING MARKETS EQUITY FUND

SHARE CLASS	R6

NASDAQ	PQEMX

CUSIP	74440E706

MF244E

PGIM QMA INTERNATIONAL DEVELOPED MARKETS INDEX FUND

[Effective 12/29/21, fund name changes to PGIM Quant Solutions International Developed Markets Index Fund]

ANNUAL REPORT

OCTOBER 31, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company, member SIPC. PGIM Quantitative Solutions is the primary business name of PGIM Quantitative Solutions LLC (formerly known as QMA LLC), a wholly owned subsidiary of PGIM, Inc. (PGIM), a registered investment adviser and Prudential Financial company. © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM QMA International Developed Markets Index Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2021.

The global economy and markets continued to recover throughout the period from the ongoing impact of the COVID-19 pandemic. The Federal Reserve slashed interest rates and kept them near zero to encourage borrowing.

Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective COVID-19 vaccines received regulatory approval. Those measures were enough to offset the fear of rising inflation and supply chain challenges that threatened to disrupt growth.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Throughout this volatile period, investors sought safety in fixed income. Investment-grade bonds in the US and the overall global bond market declined slightly during the period as the economy recovered, but emerging market debt rose. While the 10-year US Treasury yield hovered near record lows early in the period after a significant rally in interest rates, rates moved higher later on as investors began to focus on stronger economic growth and the prospects of higher inflation. The Fed also took several aggressive actions to keep the bond markets running smoothly, implementing many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1.5 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM QMA International Developed Markets Index Fund

December 15, 2021

PGIM QMA International Developed Markets Index Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/21
	One Year (%)	Since Inception (%)
Fund	33.21	10.18 (11/17/2016)
FTSE Developed Markets Ex-North America Net Index
	33.73	10.60

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided for less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund with a similar investment in the FTSE Developed Markets Ex-North America Net Index by portraying the initial account values at the Fund’s commencement of operations (November 17, 2016) and the account values at the end of the current fiscal year (October 31, 2021), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and

4	Visit our website at pgim.com/investments

(b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definitions

FTSE Developed Markets Ex-North America Net Index—The FTSE Developed Markets Ex-North America Net Index is a part of a range of indexes designed to help investors benchmark their international Investments. The index comprises large- and mid-cap stocks providing coverage of developed markets, excluding the US and Canada. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 10/31/21

Ten Largest Holdings	Line of Business	Country	% of Net Assets
iShares MSCI EAFE ETF	Exchange Traded Funds	United States	2.7%
Nestle SA	Food Products	Switzerland	1.8%
ASML Holding NV	Semiconductors & Semiconductor Equipment	Netherlands	1.6%
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	South Korea	1.4%
Roche Holding AG	Pharmaceuticals	Switzerland	1.3%
Toyota Motor Corp.	Automobiles	Japan	1.1%
LVMH Moet Hennessy Louis Vuitton SE	Textiles, Apparel & Luxury Goods	France	1.0%
AstraZeneca plc	Pharmaceuticals	United Kingdom	0.9%
Novartis AG	Pharmaceuticals	Switzerland	0.9%
Novo Nordisk A/S (Class B Stock)	Pharmaceuticals	Denmark	0.9%

Holdings reflect only long-term investments and are subject to change.

PGIM QMA International Developed Markets Index Fund	5

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM QMA International Developed Markets Index Fund’s Class R6 shares returned 33.21% in the 12-month reporting period that ended October 31, 2020, underperforming the 33.73% return of the FTSE Developed Markets Ex-North America Net Index (the Index).

What were the market conditions?

After a challenging early 2020, equity markets bounced back sharply in the beginning of 2021. With the rollout and expansion of global vaccination programs signaling an imminent return to relative normality, the severe market volatility subsequent to the COVID-19 pandemic began to ease in favor of the broader markets as investors refocused their attention on company fundamentals. While value investments performed well in this environment, subsequent performance was more volatile with the global economic recovery still in doubt. Investor confidence surrounding global growth expectations ebbed and flowed with concerns about a new Delta variant, geopolitical stresses, rising interest rates, and inflationary pressures that were partly due to disruptions in the global supply chain.

How was the Fund managed?

•	The Fund closely tracked the Index’s performance over the reporting period.

•	The Fund holds almost all stocks included in the Index in approximately the same proportions.

•	The Fund employs a “passively managed”—or index—investment approach.

Did the Fund use derivatives?

The Fund held several international stock index futures during the reporting period, including Topix Index Futures, DJ Euro Stoxx Futures, FTSE 100 Futures, CAC40, S&P/ASX 200 Futures, and MSCI-EAFE Mini Futures. These derivatives were used to maintain exposure to equities and provide portfolio liquidity. Futures had minimal impact on performance over the period.

Current outlook

•	The global recovery from the pandemic-induced downturn was robust during the reporting period despite signs that economic activity may have hit a speed bump in the third quarter of 2021 as the Delta variant spread worldwide. Renewed lockdowns in certain countries and cautious behavior among consumers pushed down third-quarter growth expectations.

•	Inflationary pressures weighed on investors and remained elevated during the period. Whether “transitory” or not, inflation may likely remain a concern in the near term. In addition, PGIM Quantitative Solutions believes pressures related to the pandemic may continue, and any monetary unwinding policies may be gradual in a market environment of strong consumer demand, lean inventories, and the normalization of

6	Visit our website at pgim.com/investments

service sector prices. Despite the inflation concerns, central banks have maintained their accommodative monetary policies. However, there has been a modest tilt toward more hawkishness.

PGIM QMA International Developed Markets Index Fund	7

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2021. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	Visit our website at pgim.com/investments

PGIM QMA International Developed Markets Index Fund		Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class R6	Actual	$1,000.00	$1,030.80	0.31%	$1.59
	Hypothetical	$1,000.00	$1,023.68	0.31%	$1.58

*Fund expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM QMA International Developed Markets Index Fund	9

Schedule of Investments

as of October 31, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 97.3%

COMMON STOCKS 93.8%

Australia 7.2%
Adbri Ltd.	1,446	$3,247
Afterpay Ltd.*	891	83,400
AGL Energy Ltd.	2,640	11,362
ALS Ltd.	1,832	18,292
Altium Ltd.	420	11,676
Alumina Ltd.	10,963	16,445
AMP Ltd.*	16,000	13,030
Ampol Ltd.	903	20,807
Ansell Ltd.	526	12,546
APA Group	4,549	28,181
Appen Ltd.	437	3,562
Aristocrat Leisure Ltd.	2,650	93,551
ASX Ltd.	746	46,744
Atlas Arteria Ltd.	3,695	17,285
Aurizon Holdings Ltd.	6,778	17,239
AusNet Services Ltd.	8,549	15,908
Australia & New Zealand Banking Group Ltd.	11,229	238,003
Bank of Queensland Ltd.	2,651	17,558
Beach Energy Ltd.	8,923	9,393
Bendigo & Adelaide Bank Ltd.	2,099	14,620
BHP Group Ltd.	11,586	318,326
BHP Group PLC	8,191	216,589
BlueScope Steel Ltd.	1,940	30,257
Boral Ltd.*	1,710	8,222
Brambles Ltd.	5,598	42,474
carsales.com Ltd.	1,060	19,723
Challenger Ltd.	2,694	14,061
Charter Hall Group, REIT	1,789	23,396
CIMIC Group Ltd.	367	5,523
Cleanaway Waste Management Ltd.	6,320	12,767
Cochlear Ltd.	247	41,198
Coles Group Ltd.	5,128	66,331
Commonwealth Bank of Australia	6,730	530,868
Computershare Ltd.	2,070	29,284
Crown Resorts Ltd.*	1,446	10,839
CSL Ltd.	1,787	405,762
CSR Ltd.	2,068	9,256
Deterra Royalties Ltd.	1,608	4,719
Dexus, REIT	4,147	34,021
Domain Holdings Australia Ltd.	938	4,054
Domino’s Pizza Enterprises Ltd.	234	23,965
Downer EDI Ltd.	2,525	12,025
Endeavour Group Ltd.	4,885	24,959

See Notes to Financial Statements.

PGIM QMA International Developed Markets Index Fund	11

Schedule of Investments (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Australia (cont’d.)
Evolution Mining Ltd.	7,241	$19,612
Flight Centre Travel Group Ltd.*	594	8,976
Fortescue Metals Group Ltd.	6,333	66,263
Glencore PLC*	52,001	258,537
Goodman Group, REIT	7,170	118,335
GPT Group (The), REIT	7,510	29,161
Harvey Norman Holdings Ltd.	2,351	8,797
IDP Education Ltd.	709	20,133
IGO Ltd.	2,394	17,414
Iluka Resources Ltd.	1,737	12,294
Incitec Pivot Ltd.	7,204	16,264
Insurance Australia Group Ltd.	9,498	34,181
IOOF Holdings Ltd.	3,018	9,278
JB Hi-Fi Ltd.	462	17,600
Lendlease Corp. Ltd.	2,650	20,920
Macquarie Group Ltd.	1,312	196,252
Magellan Financial Group Ltd.	531	13,904
Medibank Private Ltd.	10,617	26,506
Metcash Ltd.	3,744	11,497
Mineral Resources Ltd.	536	15,606
Mirvac Group, REIT	15,164	32,221
National Australia Bank Ltd.	13,006	281,346
Newcrest Mining Ltd.	3,321	61,901
NEXTDC Ltd.*	1,721	15,324
Northern Star Resources Ltd.	4,382	30,294
Nufarm Ltd.*	1,263	4,142
Oil Search Ltd.	8,000	25,901
Orica Ltd.	1,682	19,170
Origin Energy Ltd.	6,769	25,719
Orora Ltd.	3,409	8,475
OZ Minerals Ltd.	1,247	23,572
Perpetual Ltd.	224	6,364
Platinum Asset Management Ltd.	1,246	2,857
Pro Medicus Ltd.	163	6,564
Qantas Airways Ltd.*	2,600	10,510
QBE Insurance Group Ltd.	5,731	50,979
Qube Holdings Ltd.	5,453	13,088
Ramsay Health Care Ltd.	674	35,887
REA Group Ltd.	194	23,455
Reece Ltd.	1,025	15,413
Rio Tinto Ltd.	1,466	99,649
Rio Tinto PLC	4,271	265,450
Santos Ltd.	6,816	35,830
Scentre Group, REIT	19,991	45,403

See Notes to Financial Statements.

12

Description	Shares	Value

COMMON STOCKS (Continued)

Australia (cont’d.)
SEEK Ltd.	1,343	$33,199
Seven Group Holdings Ltd.	585	9,510
Shopping Centres Australasia Property Group, REIT	5,212	10,913
Sonic Healthcare Ltd.	1,942	58,860
South32 Ltd.	18,192	48,976
Star Entertainment Group Ltd. (The)*	3,956	10,943
Stockland, REIT	9,195	31,553
Suncorp Group Ltd.	4,943	43,450
Sydney Airport*	5,098	31,470
Tabcorp Holdings Ltd.	8,014	30,039
Telstra Corp. Ltd.	16,048	46,238
TPG Telecom Ltd.	1,473	7,487
Transurban Group	11,903	120,974
Treasury Wine Estates Ltd.	2,783	24,249
Vicinity Centres, REIT	14,342	18,643
Washington H Soul Pattinson & Co. Ltd.	387	9,493
Wesfarmers Ltd.	4,451	192,377
Westpac Banking Corp.	14,462	279,573
Whitehaven Coal Ltd.*	4,330	8,532
WiseTech Global Ltd.	348	13,493
Woodside Petroleum Ltd.	3,874	67,906
Woolworths Group Ltd.	4,988	143,568
Worley Ltd.	1,334	10,855

		5,894,813

Austria 0.3%
ams AG*	947	18,754
ANDRITZ AG	268	15,270
Erste Group Bank AG	1,094	46,974
Mondi PLC	1,866	46,689
OMV AG	547	33,322
Raiffeisen Bank International AG	535	15,603
Telekom Austria AG*	558	4,831
Verbund AG	254	26,691
voestalpine AG	497	18,836

		226,970

Belgium 0.8%
Ackermans & van Haaren NV	83	14,292
Ageas SA/NV	685	33,253
Anheuser-Busch InBev SA/NV	3,315	202,414
D’ieteren Group	89	15,352
Elia Group SA/NV	132	15,414

See Notes to Financial Statements.

PGIM QMA International Developed Markets Index Fund	13

Schedule of Investments (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Belgium (cont’d.)
Etablissements Franz Colruyt NV	211	$10,361
Galapagos NV*	199	10,519
Groupe Bruxelles Lambert SA	404	46,838
KBC Group NV	1,095	101,699
Proximus SADP	654	12,373
Sofina SA	59	26,097
Solvay SA	267	31,913
Telenet Group Holding NV	174	6,241
UCB SA	491	58,496
Umicore SA	811	46,425
Warehouses De Pauw CVA, REIT	536	24,349

		656,036

Brazil 0.1%
Yara International ASA	656	34,280

Cambodia 0.0%
NagaCorp Ltd.	6,600	6,071

Chile 0.0%
Antofagasta PLC	1,333	26,087

China 0.8%
AAC Technologies Holdings, Inc.	2,700	11,773
BeiGene Ltd.*	2,400	67,138
BOC Hong Kong Holdings Ltd.	13,900	44,169
Budweiser Brewing Co. APAC Ltd., 144A	7,000	19,244
China Travel International Investment Hong Kong Ltd.*	16,000	2,322
Chow Tai Fook Jewellery Group Ltd.	7,200	14,694
ESR Cayman Ltd., 144A*	7,000	22,728
FIH Mobile Ltd.*	7,000	1,092
Kerry Logistics Network Ltd.	2,600	6,325
Lee & Man Paper Manufacturing Ltd.	6,000	4,514
Lenovo Group Ltd.	29,000	31,427
Microport Scientific Corp.	2,000	9,424
Minth Group Ltd.	3,300	13,114
MMG Ltd.*	10,000	4,611
Nexteer Automotive Group Ltd.	4,000	4,936
Prosus NV*	3,490	308,641
Shangri-La Asia Ltd.*	3,600	2,930
Shui On Land Ltd.	6,000	888
SITC International Holdings Co. Ltd.	5,000	16,859
Tingyi Cayman Islands Holding Corp.	8,400	15,690

See Notes to Financial Statements.

14

Description	Shares	Value

COMMON STOCKS (Continued)

China (cont’d.)
Towngas China Co. Ltd.*	4,000	$2,756
Uni-President China Holdings Ltd.	4,600	3,915
Want Want China Holdings Ltd.	22,000	17,060
Wharf Holdings Ltd. (The)	6,000	20,775
Wilmar International Ltd.	8,100	26,052

		673,077

Denmark 2.3%
Ambu A/S (Class B Stock)	660	18,843
AP Moller - Maersk A/S (Class A Stock)	17	46,733
AP Moller - Maersk A/S (Class B Stock)	23	66,634
Carlsberg A/S (Class B Stock)	396	65,404
Chr Hansen Holding A/S	396	31,546
Coloplast A/S (Class B Stock)	530	86,421
Danske Bank A/S	2,539	43,021
Demant A/S*	406	19,714
DSV A/S	777	180,792
Genmab A/S*	235	105,427
GN Store Nord A/S	501	30,482
H. Lundbeck A/S	247	6,882
Novo Nordisk A/S (Class B Stock)	6,284	688,714
Novozymes A/S (Class B Stock)	808	59,473
Orsted A/S, 144A	747	106,133
Pandora A/S	383	53,603
ROCKWOOL International A/S (Class B Stock)	26	11,904
Royal Unibrew A/S	187	23,231
SimCorp A/S	153	18,517
Tryg A/S	1,182	28,082
Vestas Wind Systems A/S	3,969	172,274

		1,863,830

Finland 1.2%
Elisa OYJ	552	33,311
Fortum OYJ	1,759	52,317
Huhtamaki OYJ	353	15,407
Kesko OYJ (Class B Stock)	1,038	33,729
Kojamo OYJ	747	16,731
Kone OYJ (Class B Stock)	1,550	105,707
Metso Outotec OYJ	2,333	23,457
Neste OYJ	1,653	92,105
Nokia OYJ*	22,207	126,935
Nokian Renkaat OYJ	522	19,569
Nordea Bank Abp	13,934	170,543

See Notes to Financial Statements.

PGIM QMA International Developed Markets Index Fund	15

Schedule of Investments (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Finland (cont’d.)
Orion OYJ (Class B Stock)	423	$18,326
Sampo OYJ (Class A Stock)	2,007	107,062
Stora Enso OYJ (Class R Stock)	2,211	36,853
UPM-Kymmene OYJ	2,129	75,323
Valmet OYJ	518	21,084
Wartsila OYJ Abp	1,877	26,077

		974,536

France 8.6%
Accor SA*	704	25,256
Adevinta ASA*	1,088	17,832
Aeroports de Paris*	117	15,599
Air Liquide SA	1,843	307,877
Airbus SE*	2,188	281,733
ALD SA, 144A	293	4,368
Alstom SA	1,219	43,504
Amundi SA, 144A	219	19,537
Arkema SA	258	35,379
Atos SE	359	18,732
AXA SA	7,597	221,385
BioMerieux	163	20,766
BNP Paribas SA	4,267	286,004
Bollore SA	3,806	22,094
Bouygues SA	820	33,213
Bureau Veritas SA	1,093	34,737
Capgemini SE	617	144,131
Carrefour SA	2,449	44,456
Cie de Saint-Gobain	1,867	128,958
Cie Generale des Etablissements Michelin SCA	692	108,761
Cie Plastic Omnium SA	226	6,278
CNP Assurances	606	15,198
Covivio, REIT	191	16,553
Credit Agricole SA	4,842	73,074
Danone SA	2,380	155,303
Dassault Aviation SA	110	11,518
Dassault Systemes SE	2,617	152,798
Edenred	978	52,974
Eiffage SA	316	32,549
Electricite de France SA	2,186	32,267
Engie SA	6,596	93,964
EssilorLuxottica SA	1,164	241,171
Eurazeo SE	164	15,398
Faurecia SE	456	23,795
Gecina SA, REIT	199	27,904

See Notes to Financial Statements.

16

Description	Shares	Value

COMMON STOCKS (Continued)

France (cont’d.)
Getlink SE	1,754	$27,003
Hermes International	122	193,810
ICADE, REIT	132	10,373
Imerys SA	162	7,029
Ipsen SA	129	13,351
JCDecaux SA*	282	7,359
Kering SA	291	219,230
Klepierre SA, REIT*	701	16,704
La Francaise des Jeux SAEM, 144A	335	17,420
Legrand SA	1,057	115,469
L’Oreal SA	950	434,529
LVMH Moet Hennessy Louis Vuitton SE	988	775,264
Neoen SA, 144A*	114	5,259
Orange SA	7,646	83,478
Orpea SA	188	19,635
Pernod Ricard SA	819	188,384
Publicis Groupe SA	897	60,328
Remy Cointreau SA	95	19,185
Renault SA*	710	25,603
Rexel SA*	1,169	23,283
Rubis SCA	353	11,319
Safran SA	1,379	185,322
Sanofi	4,305	431,477
Sartorius Stedim Biotech	98	54,118
SCOR SE	582	19,664
SEB SA	116	18,174
Societe Generale SA	3,086	103,070
Sodexo SA*	335	32,591
SOITEC*	81	21,601
Suez SA	1,455	33,098
Teleperformance	231	96,603
Thales SA	387	35,718
TotalEnergies SE	9,602	482,296
Ubisoft Entertainment SA*	364	19,049
Unibail-Rodamco-Westfield, REIT*	520	37,181
Valeo	925	27,171
Veolia Environnement SA	2,381	77,755
Vinci SA	1,985	212,274
Vivendi SE	2,963	38,166
Wendel SE	102	13,597
Worldline SA, 144A*	971	56,729

		7,034,735

See Notes to Financial Statements.

PGIM QMA International Developed Markets Index Fund	17

Schedule of Investments (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Germany 7.1%
1&1 AG	176	$5,130
adidas AG	758	249,206
Allianz SE	1,619	375,805
Aroundtown SA	4,622	32,126
Auto1 Group SE, 144A*	361	14,196
BASF SE	3,624	261,275
Bayer AG	3,882	219,391
Bayerische Motoren Werke AG	1,268	128,302
Bechtle AG	315	23,658
Beiersdorf AG	395	42,020
Brenntag SE	628	59,897
Carl Zeiss Meditec AG	141	28,434
Commerzbank AG*	4,007	29,263
Continental AG*	428	50,405
Covestro AG, 144A	713	45,862
CTS Eventim AG & Co. KGaA*	226	16,458
Daimler AG	3,328	330,597
Deutsche Bank AG*	8,112	104,261
Deutsche Boerse AG	726	120,724
Deutsche Lufthansa AG*	2,340	15,532
Deutsche Post AG	3,872	240,201
Deutsche Telekom AG	12,783	237,999
Deutsche Wohnen SE	169	8,646
DWS Group GmbH & Co. KGaA, 144A	122	5,300
E.ON SE	8,585	109,064
Evonik Industries AG	733	23,782
Evotec SE*	564	27,352
Fielmann AG	95	6,273
Fraport AG Frankfurt Airport Services Worldwide*	147	10,521
Fresenius Medical Care AG & Co. KGaA	825	54,808
Fresenius SE & Co. KGaA	1,608	73,065
Fuchs Petrolub SE	150	5,521
GEA Group AG	638	31,463
Hannover Rueck SE	238	43,535
HeidelbergCement AG	573	43,162
Hella GmbH & Co. KGaA	184	12,765
HelloFresh SE*	640	51,733
Henkel AG & Co. KGaA	390	32,564
HOCHTIEF AG	71	5,490
Infineon Technologies AG	5,139	240,713
KION Group AG	302	33,116
Knorr-Bremse AG	255	26,941
LANXESS AG	333	22,512
LEG Immobilien SE	299	44,616

See Notes to Financial Statements.

18

Description	Shares	Value

COMMON STOCKS (Continued)

Germany (cont’d.)
Merck KGaA	512	$121,035
METRO AG	519	6,577
MTU Aero Engines AG	212	47,412
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	556	164,919
Nemetschek SE	208	23,898
ProSiebenSat.1 Media SE	566	9,504
Puma SE	395	49,140
Rational AG	15	14,916
Rheinmetall AG	167	16,234
RWE AG	2,503	96,401
SAP SE	4,390	635,430
Sartorius AG	9	5,558
Scout24 SE, 144A	329	22,912
Siemens AG	2,977	484,857
Siemens Energy AG*	1,682	48,512
Siemens Healthineers AG, 144A	1,113	74,039
Symrise AG	509	70,447
Talanx AG	220	10,596
TeamViewer AG, 144A*	609	9,103
Telefonica Deutschland Holding AG	2,922	7,623
thyssenkrupp AG*	1,766	18,374
Traton SE	207	5,345
TUI AG*	4,247	14,112
Uniper SE	324	14,329
United Internet AG	412	15,220
Vantage Towers AG	270	9,306
Varta AG	51	7,871
Vitesco Technologies Group AG*	83	4,767
Volkswagen AG	123	40,074
Vonovia SE	2,279	138,176
Wacker Chemie AG	62	11,220
Zalando SE, 144A*	868	82,043

		5,823,634

Hong Kong 2.2%
AIA Group Ltd.	48,000	541,257
ASM Pacific Technology Ltd.	1,200	12,965
Bank of East Asia Ltd. (The)	5,200	8,563
Brightoil Petroleum Holdings Ltd.*^	7,000	—
Cafe de Coral Holdings Ltd.	2,000	3,658
Cathay Pacific Airways Ltd.*	3,700	3,418
Champion REIT, REIT	8,000	4,206
CK Asset Holdings Ltd.	7,800	48,219
CK Infrastructure Holdings Ltd.	2,700	16,293

See Notes to Financial Statements.

PGIM QMA International Developed Markets Index Fund	19

Schedule of Investments (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Hong Kong (cont’d.)
CLP Holdings Ltd.	6,400	$62,714
Dah Sing Banking Group Ltd.	2,400	2,303
Dah Sing Financial Holdings Ltd.	800	2,486
Dairy Farm International Holdings Ltd.	1,200	4,293
Guotai Junan International Holdings Ltd.	7,000	1,017
Haitong International Securities Group Ltd.	13,000	2,998
Hang Lung Group Ltd.	3,800	8,911
Hang Lung Properties Ltd.	8,000	18,559
Hang Seng Bank Ltd.	2,900	54,916
Henderson Land Development Co. Ltd.	5,004	20,981
Hong Kong & China Gas Co. Ltd.	42,356	65,959
Hong Kong Exchanges & Clearing Ltd.	5,040	304,213
Hongkong Land Holdings Ltd.	4,700	25,950
Huabao International Holdings Ltd.	4,000	7,506
Hutchison Port Holdings Trust, UTS	15,800	3,386
Hysan Development Co. Ltd.	2,800	9,723
Jardine Matheson Holdings Ltd.	787	45,617
Johnson Electric Holdings Ltd.	1,500	3,333
Kerry Properties Ltd.	2,400	6,786
Lifestyle International Holdings Ltd.*	2,000	1,055
Link REIT, REIT	8,200	72,807
Man Wah Holdings Ltd.	6,000	9,328
Melco International Development Ltd.*	3,600	4,685
MTR Corp. Ltd.	6,000	32,745
New World Development Co. Ltd.	5,900	25,640
NWS Holdings Ltd.	6,000	5,994
PCCW Ltd.	16,000	8,235
Power Assets Holdings Ltd.	5,600	34,179
Sino Land Co. Ltd.	13,600	17,892
Sun Hung Kai Properties Ltd.	5,500	73,113
Swire Pacific Ltd. (Class A Stock)	2,000	12,567
Swire Pacific Ltd. (Class B Stock)	2,900	3,051
Swire Properties Ltd.	4,000	10,754
Techtronic Industries Co. Ltd.	5,000	103,070
United Energy Group Ltd.	30,000	2,666
Vinda International Holdings Ltd.	1,000	2,763
Vitasoy International Holdings Ltd.	3,000	7,233
VTech Holdings Ltd.	600	4,622
WH Group Ltd., 144A	32,200	22,624
Wharf Real Estate Investment Co. Ltd.	6,500	36,723
Xinyi Glass Holdings Ltd.	8,000	22,564
Yue Yuen Industrial Holdings Ltd.*	2,700	5,758

		1,810,298

See Notes to Financial Statements.

20

Description	Shares	Value

COMMON STOCKS (Continued)

Indonesia 0.0%
First Pacific Co. Ltd.	10,000	$4,005
Golden Agri-Resources Ltd.	18,100	3,572

		7,577

Ireland 0.6%
AIB Group PLC*	3,424	9,284
CRH PLC	3,117	148,869
Flutter Entertainment PLC*	655	123,703
Glanbia PLC	811	13,139
Kerry Group PLC (Class A Stock)	604	81,193
Kingspan Group PLC	582	66,718
Smurfit Kappa Group PLC	1,057	55,705

		498,611

Israel 0.6%
Airport City Ltd.*	285	5,442
Alony Hetz Properties & Investments Ltd.	408	6,649
Amot Investments Ltd.	580	4,427
Ashtrom Group Ltd.	171	4,001
Azrieli Group Ltd.	137	12,724
Bank Hapoalim BM	4,565	44,944
Bank Leumi Le-Israel BM	5,919	56,434
Bezeq The Israeli Telecommunication Corp. Ltd.*	9,576	11,922
Big Shopping Centers Ltd.	39	5,854
Elbit Systems Ltd.	94	14,862
Electra Ltd.	7	4,601
Energix-Renewable Energies Ltd.	729	3,431
Enlight Renewable Energy Ltd.*	3,326	8,221
Fattal Holdings 1998 Ltd.*	30	3,233
First International Bank of Israel Ltd. (The)	211	8,464
Gav-Yam Lands Corp. Ltd.	406	4,832
Gazit-Globe Ltd.	280	2,270
Harel Insurance Investments & Financial Services Ltd.	462	5,143
ICL Group Ltd.	2,662	22,925
Israel Corp. Ltd. (The)*	14	5,165
Israel Discount Bank Ltd. (Class A Stock)*	4,488	27,061
Maytronics Ltd.	183	4,327
Melisron Ltd.*	63	5,336
Mivne Real Estate KD Ltd.	2,392	8,714
Mizrahi Tefahot Bank Ltd.	516	18,736
Nice Ltd.*	254	71,810
Nova Ltd.*	103	11,083
OPC Energy Ltd.*	304	3,168

See Notes to Financial Statements.

PGIM QMA International Developed Markets Index Fund	21

Schedule of Investments (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Israel (cont’d.)
Paz Oil Co. Ltd.*	39	$4,973
Phoenix Holdings Ltd. (The)	494	6,215
Sapiens International Corp. NV	130	4,517
Shapir Engineering and Industry Ltd.	367	3,004
Shikun & Binui Ltd.*	905	5,382
Shufersal Ltd.	463	3,828
Strauss Group Ltd.	145	4,258
Teva Pharmaceutical Industries Ltd.*	3,797	33,417
Tower Semiconductor Ltd.*	424	13,599

		464,972

Italy 2.0%
A2A SpA	5,620	11,895
Amplifon SpA	497	25,273
Assicurazioni Generali SpA	5,110	111,561
Atlantia SpA*	1,896	36,460
Banca Mediolanum SpA	1,104	11,118
Buzzi Unicem SpA	423	9,840
Davide Campari-Milano NV	1,904	26,966
De’ Longhi SpA	276	10,804
DiaSorin SpA	86	19,478
Enel SpA	30,585	256,391
Eni SpA	9,925	142,740
Ferrari NV	482	114,274
FinecoBank Banca Fineco SpA*	2,351	44,758
Hera SpA	2,902	11,894
Infrastrutture Wireless Italiane SpA, 144A	1,429	15,827
Interpump Group SpA	314	23,151
Intesa Sanpaolo SpA	65,716	186,140
Italgas SpA	2,028	12,900
Leonardo SpA*	1,657	12,168
Mediobanca Banca di Credito Finanziario SpA*	2,856	34,022
Moncler SpA	874	62,759
Nexi SpA, 144A*	2,306	40,038
Pirelli & C SpA, 144A	2,396	14,746
Poste Italiane SpA, 144A	1,757	25,025
PRADA SpA	2,000	12,632
Prysmian SpA	1,015	38,401
Recordati Industria Chimica e Farmaceutica SpA	373	23,361
Reply SpA	88	17,008
Snam SpA	8,583	48,667
Telecom Italia SpA	40,637	14,498
Telecom Italia SpA, RSP	21,842	8,270
Terna - Rete Elettrica Nazionale	5,430	40,470

See Notes to Financial Statements.

22

Description	Shares	Value

COMMON STOCKS (Continued)

Italy (cont’d.)
UniCredit SpA	8,626	$114,348
UnipolSai Assicurazioni SpA	1,497	4,334

		1,582,217

Japan 21.8%
ABC-Mart, Inc.	100	4,797
Acom Co. Ltd.	1,200	4,004
Activia Properties, Inc., REIT	3	12,303
Advance Residence Investment Corp., REIT	5	16,421
Advantest Corp.	770	63,462
Aeon Co. Ltd.	2,780	64,071
AEON Financial Service Co. Ltd.	410	5,205
Aeon Mall Co. Ltd.	430	6,291
AEON REIT Investment Corp., REIT	6	8,121
AGC, Inc.	720	35,985
Aica Kogyo Co. Ltd.	180	5,510
Ain Holdings, Inc.	100	5,904
Air Water, Inc.	680	10,421
Aisin Corp.	700	25,599
Ajinomoto Co., Inc.	1,970	59,001
Alfresa Holdings Corp.	650	9,148
Alps Alpine Co. Ltd.	800	7,829
Amada Co. Ltd.	1,100	10,856
Amano Corp.	310	7,676
ANA Holdings, Inc.*	650	15,185
Anritsu Corp.	560	9,285
Aozora Bank Ltd.	420	9,593
Ariake Japan Co. Ltd.	70	4,556
As One Corp.	60	8,221
Asahi Group Holdings Ltd.	1,640	74,436
Asahi Intecc Co. Ltd.	800	21,092
Asahi Kasei Corp.	4,800	50,447
Asics Corp.	700	17,431
ASKUL Corp.	200	2,719
Astellas Pharma, Inc.	7,280	122,841
Azbil Corp.	500	21,403
Bandai Namco Holdings, Inc.	770	58,845
Bank of Kyoto Ltd. (The)	240	10,785
BayCurrent Consulting, Inc.	40	16,567
Benefit One, Inc.	300	15,165
Benesse Holdings, Inc.	320	7,315
Bic Camera, Inc.	600	5,176
Bridgestone Corp.	2,250	99,830
Brother Industries Ltd.	900	17,403

See Notes to Financial Statements.

PGIM QMA International Developed Markets Index Fund	23

Schedule of Investments (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)
Calbee, Inc.	340	$8,764
Canon Marketing Japan, Inc.	160	3,170
Canon, Inc.	3,880	87,381
Capcom Co. Ltd.	700	18,873
Casio Computer Co. Ltd.	800	11,328
Central Japan Railway Co.	704	104,710
Chiba Bank Ltd. (The)	2,200	13,614
Chubu Electric Power Co., Inc.	2,700	27,895
Chugai Pharmaceutical Co. Ltd.	2,620	97,905
Chugoku Bank Ltd. (The)	650	4,713
Chugoku Electric Power Co., Inc. (The)	1,080	8,949
Coca-Cola Bottlers Japan Holdings, Inc.	540	7,430
COMSYS Holdings Corp.	400	9,914
Concordia Financial Group Ltd.	4,200	16,683
Cosmo Energy Holdings Co. Ltd.	200	4,081
Cosmos Pharmaceutical Corp.	40	6,108
Credit Saison Co. Ltd.	650	7,931
CyberAgent, Inc.	1,460	24,511
Dai Nippon Printing Co. Ltd.	1,050	25,987
Daicel Corp.	980	7,373
Daido Steel Co. Ltd.	160	6,134
Daifuku Co. Ltd.	350	32,226
Dai-ichi Life Holdings, Inc.	4,100	85,965
Daiichi Sankyo Co. Ltd.	7,360	186,242
Daiichikosho Co. Ltd.	130	4,721
Daikin Industries Ltd.	1,030	226,033
Daio Paper Corp.	300	5,286
Daito Trust Construction Co. Ltd.	296	36,777
Daiwa House Industry Co. Ltd.	2,570	84,842
Daiwa House REIT Investment Corp., REIT	8	22,994
Daiwa Office Investment Corp., REIT	1	6,456
Daiwa Securities Group, Inc.	5,800	32,506
DeNA Co. Ltd.	410	7,597
Denka Co. Ltd.	390	12,803
Denso Corp.	1,830	132,524
Dentsu Group, Inc.	830	30,441
DIC Corp.	300	7,940
Disco Corp.	100	27,044
DMG Mori Co. Ltd.	400	6,895
Dowa Holdings Co. Ltd.	170	7,080
East Japan Railway Co.	1,430	89,323
Ebara Corp.	400	21,875
Eisai Co. Ltd.	1,014	71,721
Elecom Co. Ltd.	200	3,066

See Notes to Financial Statements.

24

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)
Electric Power Development Co. Ltd.	700	$9,257
ENEOS Holdings, Inc.	11,510	46,413
EXEO Group, Inc.	390	9,012
Ezaki Glico Co. Ltd.	210	7,625
Fancl Corp.	300	9,074
FANUC Corp.	743	146,522
Fast Retailing Co. Ltd.	215	142,856
Food & Life Cos. Ltd.	400	17,382
FP Corp.	180	6,115
Fuji Electric Co. Ltd.	500	24,527
Fuji Kyuko Co. Ltd.	100	4,038
Fuji Media Holdings, Inc.	200	2,082
Fuji Oil Holdings, Inc.	160	3,758
FUJIFILM Holdings Corp.	1,410	109,394
Fujitsu General Ltd.	200	4,912
Fujitsu Ltd.	730	126,563
Fukuoka Financial Group, Inc.	660	11,838
Fukuyama Transporting Co. Ltd.	120	4,779
Furukawa Electric Co. Ltd.	200	4,372
Fuyo General Lease Co. Ltd.	50	3,248
GLP J-REIT, REIT	16	26,129
GMO internet, Inc.	200	5,557
GMO Payment Gateway, Inc.	140	17,853
Goldwin, Inc.	142	8,582
GS Yuasa Corp.	300	6,537
GungHo Online Entertainment, Inc.	120	2,258
H.U. Group Holdings, Inc.	240	5,929
Hachijuni Bank Ltd. (The)	1,390	4,640
Hakuhodo DY Holdings, Inc.	900	14,737
Hamamatsu Photonics KK	550	32,730
Hankyu Hanshin Holdings, Inc.	870	27,000
Haseko Corp.	970	12,643
Heiwa Corp.	200	3,566
Hikari Tsushin, Inc.	80	12,338
Hino Motors Ltd.	1,100	10,438
Hirogin Holdings, Inc.	1,100	6,058
Hirose Electric Co. Ltd.	145	24,255
Hisamitsu Pharmaceutical Co., Inc.	310	10,561
Hitachi Construction Machinery Co. Ltd.	420	13,401
Hitachi Ltd.	3,680	212,413
Hitachi Metals Ltd.*	800	15,145
Hitachi Transport System Ltd.	150	5,907
Honda Motor Co. Ltd.	6,740	198,932
Horiba Ltd.	150	9,833

See Notes to Financial Statements.

PGIM QMA International Developed Markets Index Fund	25

Schedule of Investments (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)
Hoshizaki Corp.	220	$18,512
House Foods Group, Inc.	340	9,759
Hoya Corp.	1,400	206,821
Hulic Co. Ltd.	1,460	14,060
Ibiden Co. Ltd.	460	27,801
Ichigo, Inc.	600	1,795
Idemitsu Kosan Co. Ltd.	947	25,846
IHI Corp.	530	12,415
Iida Group Holdings Co. Ltd.	530	13,096
Industrial & Infrastructure Fund Investment Corp., REIT	7	12,816
Information Services International-Dentsu Ltd.	100	3,506
INFRONEER Holdings, Inc.	728	6,069
Inpex Corp.	3,500	29,086
Internet Initiative Japan, Inc.	200	7,011
IR Japan Holdings Ltd.	50	4,623
Isetan Mitsukoshi Holdings Ltd.	1,400	10,241
Isuzu Motors Ltd.	2,000	27,029
Ito En Ltd.	230	15,322
ITOCHU Corp.	5,300	151,175
Itochu Techno-Solutions Corp.	380	11,989
Itoham Yonekyu Holdings, Inc.	400	2,441
Iwatani Corp.	250	14,757
Iyo Bank Ltd. (The)	970	4,732
Izumi Co. Ltd.	200	6,065
J Front Retailing Co. Ltd.	900	8,335
Japan Airlines Co. Ltd.*	560	12,075
Japan Airport Terminal Co. Ltd.*	250	12,384
Japan Aviation Electronics Industry Ltd.	220	3,642
Japan Exchange Group, Inc.	2,100	49,771
Japan Hotel REIT Investment Corp., REIT	17	10,292
Japan Logistics Fund, Inc., REIT	3	8,973
Japan Metropolitan Fund Investment Corp., REIT	26	23,873
Japan Post Bank Co. Ltd.	1,500	11,702
Japan Post Holdings Co. Ltd.	5,100	39,083
Japan Post Insurance Co. Ltd.	900	14,592
Japan Prime Realty Investment Corp., REIT	3	11,007
Japan Real Estate Investment Corp., REIT	5	30,648
Japan Tobacco, Inc.	4,630	91,047
JCR Pharmaceuticals Co. Ltd.	200	4,915
Jeol Ltd.	200	15,195
JFE Holdings, Inc.	1,980	30,289
JGC Holdings Corp.	880	8,282
JSR Corp.	700	25,334
JTEKT Corp.	900	7,966

See Notes to Financial Statements.

26

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)
Justsystems Corp.	160	$8,289
Kadokawa Corp.	200	10,611
Kagome Co. Ltd.	300	7,621
Kajima Corp.	1,700	20,952
Kakaku.com, Inc.	550	18,212
Kaken Pharmaceutical Co. Ltd.	150	5,918
Kamigumi Co. Ltd.	380	7,655
Kandenko Co. Ltd.	400	3,107
Kaneka Corp.	230	8,830
Kansai Electric Power Co., Inc. (The)	2,770	25,517
Kansai Paint Co. Ltd.	780	18,071
Kao Corp.	1,830	103,431
Kawasaki Heavy Industries Ltd.	590	12,004
Kawasaki Kisen Kaisha Ltd.*	300	14,522
KDDI Corp.	6,660	206,511
Keihan Holdings Co. Ltd.	410	10,776
Keikyu Corp.	1,000	11,291
Keio Corp.	460	23,231
Keisei Electric Railway Co. Ltd.	550	17,703
Kenedix Office Investment Corp., REIT	2	12,660
Kewpie Corp.	460	10,086
Keyence Corp.	716	433,196
Kikkoman Corp.	710	58,295
Kinden Corp.	500	8,214
Kintetsu Group Holdings Co. Ltd.*	660	20,760
Kirin Holdings Co. Ltd.	2,950	51,393
Kobayashi Pharmaceutical Co. Ltd.	280	22,394
Kobe Bussan Co. Ltd.	200	6,877
Kobe Steel Ltd.	1,200	7,026
Koei Tecmo Holdings Co. Ltd.	260	12,139
Koito Manufacturing Co. Ltd.	480	27,241
Kokuyo Co. Ltd.	300	4,555
Komatsu Ltd.	3,610	94,449
Konami Holdings Corp.	400	22,060
Konica Minolta, Inc.	1,600	7,932
Kose Corp.	130	14,840
Kotobuki Spirits Co. Ltd.	70	4,681
K’s Holdings Corp.	600	6,201
Kubota Corp.	4,300	91,834
Kuraray Co. Ltd.	1,400	12,693
Kurita Water Industries Ltd.	460	22,709
Kusuri no Aoki Holdings Co. Ltd.	100	6,658
Kyocera Corp.	1,200	70,290
Kyowa Kirin Co. Ltd.	1,020	33,527

See Notes to Financial Statements.

PGIM QMA International Developed Markets Index Fund	27

Schedule of Investments (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)
Kyudenko Corp.	150	$4,759
Kyushu Electric Power Co., Inc.	1,800	12,674
Kyushu Financial Group, Inc.	1,500	5,036
Kyushu Railway Co.	570	12,789
LaSalle Logiport REIT, REIT	7	11,652
Lasertec Corp.	300	66,414
Lawson, Inc.	250	12,090
Lintec Corp.	240	5,369
Lion Corp.	940	15,625
Lixil Corp.	1,020	26,232
M3, Inc.	1,720	101,414
Mabuchi Motor Co. Ltd.	160	5,521
Makita Corp.	950	43,971
Mani, Inc.	280	4,777
Marubeni Corp.	6,400	54,117
Marui Group Co. Ltd.	780	15,307
Maruichi Steel Tube Ltd.	270	6,128
Maruwa Unyu Kikan Co. Ltd.	200	2,807
Matsui Securities Co. Ltd.	300	2,155
MatsukiyoCocokara & Co.	440	19,458
Mazda Motor Corp.*	2,100	18,970
Mebuki Financial Group, Inc.	3,400	6,953
Medipal Holdings Corp.	600	10,855
MEIJI Holdings Co. Ltd.	566	35,743
Menicon Co. Ltd.	200	7,517
MINEBEA MITSUMI, Inc.	1,600	40,565
MISUMI Group, Inc.	1,050	44,021
Mitsubishi Chemical Holdings Corp.	4,900	40,759
Mitsubishi Corp.	4,730	150,188
Mitsubishi Electric Corp.	7,680	103,119
Mitsubishi Estate Co. Ltd.	4,470	68,003
Mitsubishi Gas Chemical Co., Inc.	720	14,538
Mitsubishi HC Capital, Inc.	2,423	12,158
Mitsubishi Heavy Industries Ltd.	1,110	28,491
Mitsubishi Logistics Corp.	290	8,109
Mitsubishi Materials Corp.	510	9,914
Mitsubishi Motors Corp.*	2,100	6,709
Mitsubishi Shokuhin Co. Ltd.	100	2,577
Mitsubishi UFJ Financial Group, Inc.	48,900	266,452
Mitsui & Co. Ltd.	6,300	143,755
Mitsui Chemicals, Inc.	740	22,048
Mitsui Fudosan Co. Ltd.	3,660	83,633
Mitsui Fudosan Logistics Park, Inc., REIT	2	10,635
Mitsui Mining & Smelting Co. Ltd.	200	5,734

See Notes to Financial Statements.

28

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)
Mitsui OSK Lines Ltd.	470	$29,782
Miura Co. Ltd.	430	16,529
Mizuho Financial Group, Inc.	10,030	132,147
MonotaRO Co. Ltd.	920	20,979
Mori Hills REIT Investment Corp., REIT	6	8,139
Morinaga & Co. Ltd.	140	4,945
Morinaga Milk Industry Co. Ltd.	210	12,338
MS&AD Insurance Group Holdings, Inc.	1,910	61,913
Murata Manufacturing Co. Ltd.	2,270	173,634
Nabtesco Corp.	480	15,633
Nagase & Co. Ltd.	400	6,763
Nagoya Railroad Co. Ltd.*	760	12,555
Nankai Electric Railway Co. Ltd.	430	8,530
NEC Corp.	1,050	53,763
NEC Networks & System Integration Corp.	300	4,824
NET One Systems Co. Ltd.	360	11,838
Nexon Co. Ltd.	1,540	26,116
NGK Insulators Ltd.	1,030	17,188
NGK Spark Plug Co. Ltd.	810	12,919
NH Foods Ltd.	400	14,091
NHK Spring Co. Ltd.	680	5,134
Nichirei Corp.	400	9,758
Nidec Corp.	1,800	200,347
Nifco, Inc.	350	11,157
Nihon Kohden Corp.	300	9,573
Nihon M&A Center Holdings, Inc.	1,000	30,806
Nihon Unisys Ltd.	300	8,455
Nikon Corp.	1,150	12,688
Nintendo Co. Ltd.	430	189,764
Nippo Corp.	240	8,493
Nippon Accommodations Fund, Inc., REIT	2	11,163
Nippon Building Fund, Inc., REIT	6	39,034
Nippon Electric Glass Co. Ltd.	330	8,445
Nippon Express Co. Ltd.	270	16,909
Nippon Kayaku Co. Ltd.	700	7,390
Nippon Paint Holdings Co. Ltd.	3,050	32,646
Nippon Prologis REIT, Inc., REIT	9	30,053
Nippon Sanso Holdings Corp.	590	13,923
Nippon Shinyaku Co. Ltd.	200	16,024
Nippon Shokubai Co. Ltd.	130	6,792
Nippon Steel Corp.	3,330	58,211
Nippon Telegraph & Telephone Corp.	4,720	132,349
Nippon Television Holdings, Inc.	200	2,166
Nippon Yusen KK	650	46,957

See Notes to Financial Statements.

PGIM QMA International Developed Markets Index Fund	29

Schedule of Investments (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)
Nipro Corp.	500	$5,088
Nishi-Nippon Railroad Co. Ltd.	280	6,890
Nissan Chemical Corp.	510	28,435
Nissan Motor Co. Ltd.*	7,400	37,794
Nisshin Seifun Group, Inc.	960	15,178
Nissin Foods Holdings Co. Ltd.	250	19,128
Nitori Holdings Co. Ltd.	332	60,963
Nitto Denko Corp.	600	46,934
Noevir Holdings Co. Ltd.	100	4,890
NOF Corp.	300	15,072
NOK Corp.	450	5,213
Nomura Holdings, Inc.	12,300	59,340
Nomura Real Estate Holdings, Inc.	430	10,505
Nomura Real Estate Master Fund, Inc., REIT	17	25,448
Nomura Research Institute Ltd.	1,060	42,555
NS Solutions Corp.	130	4,366
NSK Ltd.	1,800	12,118
NTT Data Corp.	2,600	52,230
Obayashi Corp.	2,600	21,960
OBIC Business Consultants Co. Ltd.	160	7,927
Obic Co. Ltd.	250	46,432
Odakyu Electric Railway Co. Ltd.	1,240	26,874
Oji Holdings Corp.	3,300	16,401
OKUMA Corp.	150	7,176
Olympus Corp.	4,180	90,537
Omron Corp.	770	73,918
Ono Pharmaceutical Co. Ltd.	1,630	34,273
Open House Co. Ltd.	310	19,692
Oracle Corp.	150	14,225
Orient Corp.	1,800	2,469
Oriental Land Co. Ltd.	710	111,979
ORIX Corp.	4,800	95,064
Orix JREIT, Inc., REIT	10	16,608
Osaka Gas Co. Ltd.	1,540	24,766
OSG Corp.	260	4,341
Otsuka Corp.	390	19,247
Otsuka Holdings Co. Ltd.	1,610	63,752
PALTAC Corp.	100	4,432
Pan Pacific International Holdings Corp.	1,700	35,628
Panasonic Corp.	8,460	103,995
Park24 Co. Ltd.*	420	6,430
Penta-Ocean Construction Co. Ltd.	1,200	8,276
PeptiDream, Inc.*	370	8,970
Persol Holdings Co. Ltd.	650	17,492

See Notes to Financial Statements.

30

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)
Pigeon Corp.	460	$10,641
Pola Orbis Holdings, Inc.	310	6,637
Rakus Co. Ltd.	400	12,751
Rakuten Group, Inc.	3,150	34,592
Recruit Holdings Co. Ltd.	5,300	353,984
Relo Group, Inc.	400	8,314
Renesas Electronics Corp.*	4,080	50,698
Rengo Co. Ltd.	800	6,079
RENOVA, Inc.*	200	8,804
Resona Holdings, Inc.	8,710	32,644
Resorttrust, Inc.	220	3,917
Ricoh Co. Ltd.	2,600	25,318
Rinnai Corp.	160	16,421
Rohm Co. Ltd.	360	33,046
Rohto Pharmaceutical Co. Ltd.	400	12,223
Ryohin Keikaku Co. Ltd.	880	17,332
Sankyo Co. Ltd.	160	3,891
Sankyu, Inc.	200	9,019
Sansan, Inc.*	100	11,651
Santen Pharmaceutical Co. Ltd.	1,400	19,705
Sanwa Holdings Corp.	760	8,872
Sapporo Holdings Ltd.	300	6,526
Sawai Group Holdings Co. Ltd.	150	6,625
SBI Holdings, Inc.	900	23,296
SCREEN Holdings Co. Ltd.	130	12,116
SCSK Corp.	480	9,719
Secom Co. Ltd.	800	54,446
Sega Sammy Holdings, Inc.	770	10,949
Seibu Holdings, Inc.*	900	9,823
Seiko Epson Corp.	1,000	17,858
Seino Holdings Co. Ltd.	600	7,276
Sekisui Chemical Co. Ltd.	1,300	21,344
Sekisui House Ltd.	2,280	47,379
Sekisui House Reit, Inc., REIT	15	11,342
Seven & i Holdings Co. Ltd.	3,000	125,870
Seven Bank Ltd.	2,000	4,232
SG Holdings Co. Ltd.	1,700	42,630
Sharp Corp.	740	8,727
SHIFT, Inc.*	30	6,944
Shikoku Electric Power Co., Inc.	600	3,908
Shimadzu Corp.	1,080	43,984
Shimamura Co. Ltd.	100	8,465
Shimano, Inc.	330	92,118
Shimizu Corp.	2,100	15,435

See Notes to Financial Statements.

PGIM QMA International Developed Markets Index Fund	31

Schedule of Investments (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)
Shin-Etsu Chemical Co. Ltd.	1,540	$275,014
Shinko Electric Industries Co. Ltd.	300	12,116
Shinsei Bank Ltd.	680	11,208
Shionogi & Co. Ltd.	1,090	70,970
Ship Healthcare Holdings, Inc.	300	7,880
Shiseido Co. Ltd.	1,550	103,390
Shizuoka Bank Ltd. (The)	1,860	14,940
SHO-BOND Holdings Co. Ltd.	182	7,625
Showa Denko KK	700	17,612
Skylark Holdings Co. Ltd.*	900	12,198
SMC Corp.	225	134,841
SMS Co. Ltd.	200	7,798
SoftBank Corp.	10,700	146,282
SoftBank Group Corp.	5,250	285,354
Sohgo Security Services Co. Ltd.	220	9,404
Sojitz Corp.	880	14,526
Sompo Holdings, Inc.	1,360	58,921
Sony Group Corp.	4,910	567,983
Sotetsu Holdings, Inc.	360	6,962
Square Enix Holdings Co. Ltd.	330	18,154
Stanley Electric Co. Ltd.	540	13,643
Subaru Corp.	2,370	46,544
Sugi Holdings Co. Ltd.	150	10,739
SUMCO Corp.	1,130	21,649
Sumitomo Bakelite Co. Ltd.	100	4,508
Sumitomo Chemical Co. Ltd.	5,800	28,567
Sumitomo Corp.	4,380	62,384
Sumitomo Dainippon Pharma Co. Ltd.	700	9,904
Sumitomo Electric Industries Ltd.	2,870	37,975
Sumitomo Forestry Co. Ltd.	500	9,558
Sumitomo Heavy Industries Ltd.	410	10,508
Sumitomo Metal Mining Co. Ltd.	960	37,177
Sumitomo Mitsui Financial Group, Inc.	5,070	165,463
Sumitomo Mitsui Trust Holdings, Inc.	1,480	48,553
Sumitomo Realty & Development Co. Ltd.	1,600	57,869
Sumitomo Rubber Industries Ltd.	700	8,630
Sundrug Co. Ltd.	220	6,446
Suntory Beverage & Food Ltd.	520	20,179
Suzuken Co. Ltd.	330	9,175
Suzuki Motor Corp.	1,820	81,450
Sysmex Corp.	760	94,317
T&D Holdings, Inc.	2,100	26,946
Taiheiyo Cement Corp.	430	9,124
Taisei Corp.	650	20,416

See Notes to Financial Statements.

32

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)
Taisho Pharmaceutical Holdings Co. Ltd.	180	$9,657
Taiyo Yuden Co. Ltd.	500	25,527
Takara Bio, Inc.	230	5,999
Takara Holdings, Inc.	700	9,595
Takashimaya Co. Ltd.	600	5,563
Takeda Pharmaceutical Co. Ltd.	6,083	170,471
TBS Holdings, Inc.	170	2,695
TDK Corp.	1,410	51,512
TechnoPro Holdings, Inc.	440	14,070
Teijin Ltd.	740	9,947
Terumo Corp.	2,660	117,663
THK Co. Ltd.	470	10,137
TIS, Inc.	900	24,528
Tobu Railway Co. Ltd.	830	20,679
Toda Corp.	800	5,056
Toho Co. Ltd.	420	19,764
Toho Gas Co. Ltd.	370	10,944
Tohoku Electric Power Co., Inc.	1,780	11,550
Tokai Carbon Co. Ltd.	800	10,493
Tokai Rika Co. Ltd.	240	3,361
Tokio Marine Holdings, Inc.	2,570	135,180
Tokuyama Corp.	300	5,143
Tokyo Century Corp.	260	14,906
Tokyo Electric Power Co. Holdings, Inc.*	5,800	16,066
Tokyo Electron Ltd.	565	264,094
Tokyo Gas Co. Ltd.	1,640	28,509
Tokyo Ohka Kogyo Co. Ltd.	150	9,568
Tokyo Tatemono Co. Ltd.	770	11,325
Tokyu Corp.	1,900	26,794
Tokyu Fudosan Holdings Corp.	2,200	12,768
TOPPAN, Inc.	1,050	16,943
Toray Industries, Inc.	5,790	36,117
Toshiba Corp.	1,760	75,850
Toshiba TEC Corp.	100	3,931
Tosoh Corp.	1,050	17,695
TOTO Ltd.	630	30,520
Toyo Seikan Group Holdings Ltd.	570	6,761
Toyo Suisan Kaisha Ltd.	370	15,962
Toyo Tire Corp.	400	6,658
Toyoda Gosei Co. Ltd.	310	6,333
Toyota Boshoku Corp.	280	5,391
Toyota Industries Corp.	630	53,448
Toyota Motor Corp.	48,500	858,970
Toyota Tsusho Corp.	860	37,355

See Notes to Financial Statements.

PGIM QMA International Developed Markets Index Fund	33

Schedule of Investments (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)
Trend Micro, Inc.	490	$27,709
TS Tech Co. Ltd.	360	4,807
Tsumura & Co.	280	8,718
Tsuruha Holdings, Inc.	110	13,572
TV ASAhi Holdings Corp.	70	1,061
Ube Industries Ltd.	400	7,449
Ulvac, Inc.	200	11,243
Unicharm Corp.	1,540	62,239
United Urban Investment Corp., REIT	11	13,734
Ushio, Inc.	400	7,158
USS Co. Ltd.	800	12,892
Welcia Holdings Co. Ltd.	420	15,689
West Japan Railway Co.	910	42,956
Yakult Honsha Co. Ltd.	500	25,236
Yamada Holdings Co. Ltd.	2,700	10,336
Yamaguchi Financial Group, Inc.	900	5,014
Yamaha Corp.	620	39,215
Yamaha Motor Co. Ltd.	1,200	33,448
Yamato Holdings Co. Ltd.	1,330	32,767
Yamato Kogyo Co. Ltd.	100	3,351
Yamazaki Baking Co. Ltd.	500	7,596
Yaoko Co. Ltd.	100	5,938
Yaskawa Electric Corp.	1,020	44,363
Yokogawa Electric Corp.	900	18,021
Yokohama Rubber Co. Ltd. (The)	470	7,948
Z Holdings Corp.	10,200	63,522
Zenkoku Hosho Co. Ltd.	200	9,694
Zensho Holdings Co. Ltd.	400	9,240
Zeon Corp.	600	7,146
ZOZO, Inc.	390	12,565

		17,791,446

Jordan 0.0%
Hikma Pharmaceuticals PLC	650	21,430

Luxembourg 0.2%
ArcelorMittal SA	2,478	84,431
Eurofins Scientific SE	491	57,982
L’Occitane International SA	1,750	6,268
RTL Group SA	157	9,062

		157,743

See Notes to Financial Statements.

34

Description	Shares	Value

COMMON STOCKS (Continued)

Macau 0.1%
Galaxy Entertainment Group Ltd.*	8,500	$45,647
MGM China Holdings Ltd.*	3,100	2,284
Sands China Ltd.*	10,000	22,834
SJM Holdings Ltd.*	7,600	5,660
Wynn Macau Ltd.*	6,000	5,367

		81,792

Mexico 0.0%
Fresnillo PLC	723	8,524

Netherlands 4.9%
Aalberts NV	370	20,581
ABN AMRO Bank NV, 144A, CVA	1,591	23,362
Adyen NV, 144A*	115	348,787
Aegon NV	6,952	35,308
Akzo Nobel NV	747	86,082
Argenx SE*	205	61,649
ASM International NV	192	87,149
ASML Holding NV	1,567	1,272,756
ASR Nederland NV	512	23,952
BE Semiconductor Industries NV	278	25,486
CTP NV, 144A	239	5,091
Euronext NV, 144A	316	35,631
EXOR NV	398	37,555
GrandVision NV, 144A*	202	6,639
Heineken Holding NV	407	37,811
Heineken NV	945	104,788
IMCD NV	219	48,694
ING Groep NV	15,428	234,024
JDE Peet’s NV	307	8,943
Koninklijke Ahold Delhaize NV	3,922	127,538
Koninklijke DSM NV	658	144,155
Koninklijke KPN NV	12,751	38,203
Koninklijke Philips NV	3,562	168,066
Koninklijke Vopak NV	270	10,741
NN Group NV	1,228	65,598
Randstad NV	426	30,626
Royal Dutch Shell PLC (Class A Stock)	16,247	373,416
Royal Dutch Shell PLC (Class B Stock)	14,589	336,194
Signify NV, 144A	484	23,460
Universal Music Group NV	2,963	85,611
Wolters Kluwer NV	1,034	108,623

		4,016,519

See Notes to Financial Statements.

PGIM QMA International Developed Markets Index Fund	35

Schedule of Investments (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

New Zealand 0.4%
a2 Milk Co. Ltd. (The)*	2,998	$14,172
Air New Zealand Ltd.*	2,803	3,361
Auckland International Airport Ltd.*	4,556	26,058
Contact Energy Ltd.	3,188	18,785
Fisher & Paykel Healthcare Corp. Ltd.	2,252	50,451
Fletcher Building Ltd.	3,406	17,515
Infratil Ltd.	2,162	12,829
Kiwi Property Group Ltd.	6,110	5,122
Mainfreight Ltd.	315	20,305
Mercury NZ Ltd.	2,799	12,327
Meridian Energy Ltd.	4,689	16,813
Ryman Healthcare Ltd.	1,581	16,427
SKYCITY Entertainment Group Ltd.	2,464	5,651
Spark New Zealand Ltd.	7,185	23,586
Xero Ltd.*	482	54,953

		298,355

Norway 0.6%
Aker ASA (Class A Stock)	99	9,129
Aker BP ASA	448	17,240
DNB Bank ASA	4,089	97,218
Equinor ASA	3,850	97,692
Gjensidige Forsikring ASA	640	15,938
Leroy Seafood Group ASA	1,003	9,130
Mowi ASA	1,735	50,268
Norsk Hydro ASA	5,152	37,855
Orkla ASA	2,930	28,535
Salmar ASA	241	18,362
Schibsted ASA (Class A Stock)	292	15,099
Schibsted ASA (Class B Stock)	371	16,739
Telenor ASA	2,441	38,571
TOMRA Systems ASA	451	29,158

		480,934

Poland 0.3%
Allegro.eu SA, 144A*	1,488	16,838
Bank Polska Kasa Opieki SA	589	19,476
CD Projekt SA	262	11,446
Cyfrowy Polsat SA	1,109	9,929
Dino Polska SA, 144A*	185	16,550
InPost SA*	777	11,127
KGHM Polska Miedz SA	526	20,280
LPP SA	5	17,971

See Notes to Financial Statements.

36

Description	Shares	Value

COMMON STOCKS (Continued)

Poland (cont’d.)
Polski Koncern Naftowy ORLEN SA	1,195	$25,811
Polskie Gornictwo Naftowe i Gazownictwo SA	6,683	10,087
Powszechna Kasa Oszczednosci Bank Polski SA*	3,537	43,280
Powszechny Zaklad Ubezpieczen SA	2,157	21,608
Santander Bank Polska SA	113	10,508

		234,911

Portugal 0.1%
EDP - Energias de Portugal SA	11,420	64,614
Galp Energia SGPS SA	1,979	20,591
Jeronimo Martins SGPS SA	936	21,225

		106,430

Russia 0.1%
Coca-Cola HBC AG*	752	25,996
Evraz PLC	2,196	18,610
Polymetal International PLC	1,371	25,450

		70,056

Saudi Arabia 0.1%
Delivery Hero SE, 144A*	747	93,100

Singapore 1.0%
Ascendas Real Estate Investment Trust, REIT	13,416	30,801
Ascott Residence Trust, UTS	6,000	4,583
BOC Aviation Ltd., 144A	800	7,043
CapitaLand Integrated Commercial Trust, REIT	18,388	29,352
CapitaLand Investment Ltd.*	9,900	25,435
City Developments Ltd.	1,900	10,320
ComfortDelGro Corp. Ltd.	8,000	9,267
DBS Group Holdings Ltd.	7,091	166,087
Frasers Logistics & Commercial Trust, REIT	10,200	11,514
Genting Singapore Ltd.	21,400	12,392
Jardine Cycle & Carriage Ltd.	390	6,537
Kenon Holdings Ltd.	73	2,923
Keppel Corp. Ltd.	5,500	22,011
Keppel DC REIT, REIT	4,900	8,693
Keppel REIT, REIT	7,700	6,441
Mapletree Commercial Trust, REIT	9,200	14,909
Mapletree Industrial Trust, REIT	7,100	14,514
Mapletree Logistics Trust, REIT	11,900	17,870
Mapletree North Asia Commercial Trust, REIT	9,900	7,499

See Notes to Financial Statements.

PGIM QMA International Developed Markets Index Fund	37

Schedule of Investments (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Singapore (cont’d.)
NetLink NBN Trust, UTS	9,700	$7,343
Olam International Ltd.	2,400	3,029
Oversea-Chinese Banking Corp. Ltd.	13,673	119,935
SATS Ltd.*	2,600	8,098
Sembcorp Industries Ltd.	4,100	6,131
Sembcorp Marine Ltd.*	59,735	3,508
SIA Engineering Co. Ltd.*	1,000	1,614
Singapore Airlines Ltd.*	5,300	20,460
Singapore Exchange Ltd.	3,200	22,999
Singapore Post Ltd.	8,800	4,284
Singapore Press Holdings Ltd.	6,100	9,030
Singapore Technologies Engineering Ltd.	6,300	17,928
Singapore Telecommunications Ltd.	29,000	53,866
StarHub Ltd.	2,900	2,669
Suntec Real Estate Investment Trust, REIT	8,000	8,837
United Overseas Bank Ltd.	5,157	102,462
UOL Group Ltd.	2,000	10,740
Venture Corp. Ltd.	1,100	15,373
Wing Tai Holdings Ltd.	1,500	2,160

		828,657

South Africa 0.2%
Anglo American PLC	4,860	183,875
Scatec ASA, 144A	432	8,507

		192,382

South Korea 4.5%
Alteogen, Inc.*	111	6,669
Amorepacific Corp.	120	18,686
Amorepacific Group	118	5,025
BGF retail Co. Ltd.	25	3,455
BNK Financial Group, Inc.	1,143	8,621
Celltrion Healthcare Co. Ltd.*	273	18,994
Celltrion Pharm, Inc.*	75	7,310
Celltrion, Inc.*	410	70,703
Cheil Worldwide, Inc.	277	5,677
CJ CheilJedang Corp.	29	9,451
CJ Corp.	48	3,955
CJ ENM Co. Ltd.	39	5,916
CJ Logistics Corp.*	27	3,286
Coway Co. Ltd.	215	14,622
Daewoo Engineering & Construction Co. Ltd.*	691	3,719
Daewoo Shipbuilding & Marine Engineering Co. Ltd.*	207	4,597

See Notes to Financial Statements.

38

Description	Shares	Value

COMMON STOCKS (Continued)

South Korea (cont’d.)
DB Insurance Co. Ltd.	180	$9,120
DGB Financial Group, Inc.	628	5,575
DL E&C Co. Ltd.*	58	6,738
DL Holdings Co. Ltd.	73	4,122
Dongsuh Cos., Inc.	129	3,823
Doosan Bobcat, Inc.*	106	3,469
Doosan Heavy Industries & Construction Co. Ltd.*	1,149	24,175
Ecopro BM Co. Ltd.	33	11,668
E-MART, Inc.	76	10,981
Fila Holdings Corp.	204	6,506
Green Cross Corp.	23	5,418
GS Engineering & Construction Corp.	239	8,507
GS Holdings Corp.	195	7,070
GS Retail Co. Ltd.	173	4,782
Hana Financial Group, Inc.	1,105	42,538
Hanjin Kal Corp.*	87	4,081
Hankook Tire & Technology Co. Ltd.	268	9,504
Hanmi Pharm Co. Ltd.	27	6,112
Hanmi Science Co. Ltd.	56	2,733
Hanon Systems	660	8,168
Hanssem Co. Ltd.	34	2,965
Hanwha Aerospace Co. Ltd.	142	5,507
Hanwha Corp.	141	4,066
Hanwha Life Insurance Co. Ltd.	760	2,265
Hanwha Solutions Corp.*	368	12,958
HDC Hyundai Development Co-Engineering & Construction (Class E Stock)	154	3,386
Helixmith Co. Ltd.*	120	2,452
Hite Jinro Co. Ltd.	102	3,049
HLB, Inc.*	379	13,688
HMM Co. Ltd.*	1,363	31,293
Hotel Shilla Co. Ltd.	128	9,617
HYBE Co. Ltd.*	74	21,509
Hyundai Department Store Co. Ltd.	60	4,270
Hyundai Doosan Infracore Co. Ltd.*	166	1,499
Hyundai Engineering & Construction Co. Ltd.	268	11,612
Hyundai Glovis Co. Ltd.	74	10,667
Hyundai Heavy Industries Holdings Co. Ltd.	200	10,869
Hyundai Marine & Fire Insurance Co. Ltd.	225	5,051
Hyundai Mipo Dockyard Co. Ltd.*	84	5,474
Hyundai Mobis Co. Ltd.	252	54,613
Hyundai Motor Co.	551	98,626
Hyundai Steel Co.	288	11,018
Hyundai Wia Corp.	65	4,709

See Notes to Financial Statements.

PGIM QMA International Developed Markets Index Fund	39

Schedule of Investments (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

South Korea (cont’d.)
Industrial Bank of Korea	1,022	$9,679
Kakao Corp.	1,071	116,019
Kangwon Land, Inc.*	408	9,745
KB Financial Group, Inc.	1,553	75,167
KCC Corp.	18	5,156
KEPCO Plant Service & Engineering Co. Ltd.	71	2,551
Kia Corp.	1,030	75,468
Korea Aerospace Industries Ltd.	265	6,972
Korea Electric Power Corp.	979	18,985
Korea Gas Corp.*	107	4,074
Korea Investment Holdings Co. Ltd.	139	10,414
Korea Shipbuilding & Offshore Engineering Co. Ltd.*	165	14,649
Korea Zinc Co. Ltd.	38	17,502
Korean Air Lines Co. Ltd.*	670	17,550
KT&G Corp.	417	28,977
Kumho Petrochemical Co. Ltd.	67	9,936
LG Chem Ltd.	182	130,988
LG Corp.	315	24,670
LG Display Co. Ltd.*	840	14,265
LG Electronics, Inc.	414	43,063
LG Household & Health Care Ltd.	34	34,149
LG Innotek Co. Ltd.	57	10,328
LG Uplus Corp.	769	9,479
Lotte Chemical Corp.	53	10,235
Lotte Chilsung Beverage Co. Ltd.	21	2,623
Lotte Corp.	108	3,031
LOTTE Fine Chemical Co. Ltd.	72	5,279
Lotte Shopping Co. Ltd.	46	4,155
LS Corp.	71	3,829
LX Holdings Corp.*	316	2,390
Mando Corp.*	136	7,319
Medytox, Inc.*	16	2,052
Mirae Asset Securities Co. Ltd.	1,264	9,445
NAVER Corp.	528	185,565
NCSoft Corp.	64	34,376
Netmarble Corp., 144A	71	7,532
NH Investment & Securities Co. Ltd.	440	4,975
NHN Corp.*	47	3,228
NongShim Co. Ltd.	11	2,675
OCI Co. Ltd.*	74	8,258
Orion Corp.	90	9,120
Ottogi Corp.	7	2,886
Pan Ocean Co. Ltd.	732	3,814
Paradise Co. Ltd.*	142	2,121

See Notes to Financial Statements.

40

Description	Shares	Value

COMMON STOCKS (Continued)

South Korea (cont’d.)
Pearl Abyss Corp.*	120	$10,686
POSCO	256	64,996
POSCO Chemical Co. Ltd.	109	13,654
Posco International Corp.	206	3,850
S-1 Corp.	75	5,347
Samsung Biologics Co. Ltd., 144A*	53	39,643
Samsung C&T Corp.	322	31,597
Samsung Card Co. Ltd.	124	3,641
Samsung Electro-Mechanics Co. Ltd.	214	29,412
Samsung Electronics Co. Ltd.	18,603	1,116,299
Samsung Engineering Co. Ltd.*	577	12,337
Samsung Fire & Marine Insurance Co. Ltd.	126	24,888
Samsung Heavy Industries Co. Ltd.*	2,277	12,482
Samsung Life Insurance Co. Ltd.	240	13,820
Samsung SDI Co. Ltd.	209	132,375
Samsung SDS Co. Ltd.	122	16,053
Samsung Securities Co. Ltd.	260	10,588
Seegene, Inc.	120	5,480
Shin Poong Pharmaceutical Co. Ltd.	140	6,233
Shinhan Financial Group Co. Ltd.	2,003	65,495
Shinsegae, Inc.	26	5,538
SillaJen, Inc.*^	138	219
SK Biopharmaceuticals Co. Ltd.*	89	7,228
SK Bioscience Co. Ltd.*	77	15,190
SK Chemicals Co. Ltd.	48	7,434
SK Hynix, Inc.	2,042	181,695
SK Innovation Co. Ltd.*	208	43,492
SK Networks Co. Ltd.	404	1,766
SK Telecom Co. Ltd.	86	22,812
SK, Inc.	119	24,907
SKC Co. Ltd.	78	11,996
S-Oil Corp.	151	13,277
Solus Advanced Materials Co. Ltd.	38	2,700
SSANGYONG C&E Co. Ltd.	309	2,083
Woori Financial Group, Inc.	1,906	21,634
Yuhan Corp.	189	9,726

		3,702,206

Spain 2.1%
Acciona SA	94	18,065
ACS Actividades de Construccion y Servicios SA	906	23,767
Aena SME SA, 144A*	271	44,484
Amadeus IT Group SA*	1,690	113,215
Banco Bilbao Vizcaya Argentaria SA	26,374	184,913

See Notes to Financial Statements.

PGIM QMA International Developed Markets Index Fund	41

Schedule of Investments (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Spain (cont’d.)
Banco Santander SA	67,457	$255,703
Bankinter SA	2,636	14,553
CaixaBank SA	16,979	48,903
Cellnex Telecom SA, 144A	2,389	147,111
EDP Renovaveis SA	927	25,893
Enagas SA	958	21,521
Endesa SA	1,220	28,144
Ferrovial SA	1,832	57,828
Fluidra SA	436	16,704
Grifols SA	1,274	29,248
Iberdrola SA	23,356	275,772
Industria de Diseno Textil SA	4,137	149,679
Inmobiliaria Colonial Socimi SA, REIT	1,513	14,714
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	2,190	4,406
Mapfre SA	4,753	10,081
Merlin Properties Socimi SA, REIT	1,366	14,813
Naturgy Energy Group SA	1,144	30,062
Red Electrica Corp. SA	1,660	34,563
Repsol SA	5,164	66,057
Siemens Gamesa Renewable Energy SA*	859	23,313
Telefonica SA	20,037	87,368

		1,740,880

Sweden 3.3%
Alfa Laval AB	1,208	51,833
Assa Abloy AB (Class B Stock)	3,625	106,353
Atlas Copco AB (Class A Stock)	2,502	161,278
Atlas Copco AB (Class B Stock)	1,507	81,758
Beijer Ref AB	952	19,607
Boliden AB	1,054	37,144
Castellum AB	805	21,429
Electrolux AB (Class B Stock)	886	20,142
Elekta AB (Class B Stock)	1,380	16,040
Epiroc AB (Class A Stock)	2,468	61,511
Epiroc AB (Class B Stock)	1,454	30,944
EQT AB	1,104	58,347
Essity AB (Class B Stock)	2,443	79,047
Evolution AB, 144A	633	102,608
Fastighets AB Balder (Class B Stock)*	388	28,128
Getinge AB (Class B Stock)	860	38,523
H & M Hennes & Mauritz AB (Class B Stock)	3,527	66,216
Hexagon AB (Class B Stock)	7,038	113,302
Holmen AB (Class B Stock)	369	16,359
Husqvarna AB (Class A Stock)	182	2,610

See Notes to Financial Statements.

42

Description	Shares	Value

COMMON STOCKS (Continued)

Sweden (cont’d.)
Husqvarna AB (Class B Stock)	1,569	$22,342
ICA Gruppen AB	288	14,900
Industrivarden AB (Class A Stock)	889	29,331
Industrivarden AB (Class C Stock)	648	21,053
Indutrade AB	1,079	31,452
Investment AB Latour (Class B Stock)	552	20,017
Investor AB (Class A Stock)	2,045	47,313
Investor AB (Class B Stock)	7,146	164,913
Kinnevik AB (Class A Stock)*	63	2,541
Kinnevik AB (Class B Stock)*	922	36,187
L E Lundbergforetagen AB (Class B Stock)	284	16,367
Lifco AB (Class B Stock)	874	25,501
Lundin Energy AB	728	28,803
Nibe Industrier AB (Class B Stock)	4,862	72,498
Saab AB (Class B Stock)	380	10,582
Sagax AB (Class B Stock)	662	25,918
Sagax AB (Class D Stock)	658	2,510
Sandvik AB	4,263	108,148
Securitas AB (Class B Stock)	1,190	19,694
Sinch AB, 144A*	1,981	37,627
Skandinaviska Enskilda Banken AB (Class A Stock)	5,756	89,936
Skandinaviska Enskilda Banken AB (Class C Stock)	100	1,605
Skanska AB (Class B Stock)	1,380	34,999
SKF AB (Class B Stock)	1,479	34,325
Svenska Cellulosa AB SCA (Class A Stock)	138	2,174
Svenska Cellulosa AB SCA (Class B Stock)	2,287	35,694
Svenska Handelsbanken AB (Class A Stock)	5,851	67,070
Svenska Handelsbanken AB (Class B Stock)	188	2,377
Sweco AB (Class B Stock)	801	12,765
Swedbank AB (Class A Stock)	4,026	87,284
Swedish Match AB	6,290	55,398
Swedish Orphan Biovitrum AB*	651	17,659
Tele2 AB (Class B Stock)	2,058	29,038
Telefonaktiebolaget LM Ericsson (Class A Stock)	197	2,157
Telefonaktiebolaget LM Ericsson (Class B Stock)	11,850	129,912
Telia Co. AB	9,887	38,972
Trelleborg AB (Class B Stock)	934	21,368
Volvo AB (Class A Stock)	790	18,691
Volvo AB (Class B Stock)	5,946	138,868

		2,671,168

Switzerland 8.3%
ABB Ltd.	6,678	221,476
Adecco Group AG	591	29,756

See Notes to Financial Statements.

PGIM QMA International Developed Markets Index Fund	43

Schedule of Investments (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Switzerland (cont’d.)
Alcon, Inc.	1,813	$149,973
Baloise Holding AG	173	27,569
Banque Cantonale Vaudoise	123	9,914
Barry Callebaut AG	14	32,405
BKW AG	77	10,246
Chocoladefabriken Lindt & Spruengli AG	8	94,361
Cie Financiere Richemont SA (Class A Stock)	2,014	249,526
Clariant AG*	936	19,731
Credit Suisse Group AG	9,534	99,213
DKSH Holding AG	138	11,058
EMS-Chemie Holding AG	32	31,753
Flughafen Zurich AG*	78	14,056
Geberit AG	137	107,289
Georg Fischer AG	16	24,232
Givaudan SA	37	174,146
Helvetia Holding AG	134	15,955
Holcim Ltd.*	2,146	107,333
Julius Baer Group Ltd.	899	65,124
Kuehne + Nagel International AG	202	63,736
Logitech International SA	569	47,342
Lonza Group AG	294	241,312
Medmix AG, 144A*	68	3,250
Nestle SA	11,158	1,473,483
Novartis AG	8,353	691,294
OC Oerlikon Corp. AG	769	7,822
Partners Group Holding AG	89	155,876
PSP Swiss Property AG	166	20,775
Roche Holding AG (TRQX)	2,746	1,062,079
Roche Holding AG (XSWX)	102	43,832
Schindler Holding AG	73	18,743
Schindler Holding AG (Part. Cert.)	157	40,900
SGS SA	24	71,006
SIG Combibloc Group AG*	1,293	33,851
Sika AG	560	190,423
Sonova Holding AG	212	87,829
STMicroelectronics NV	2,508	119,258
Straumann Holding AG	41	85,413
Sulzer AG	31	3,053
Swatch Group AG (The) (XSWX)	111	30,530
Swatch Group AG (The) (TRQX)	183	9,742
Swiss Life Holding AG	130	71,310
Swiss Prime Site AG	289	29,388
Swisscom AG	103	56,106
Tecan Group AG	49	30,030

See Notes to Financial Statements.

44

Description	Shares	Value

COMMON STOCKS (Continued)

Switzerland (cont’d.)
Temenos AG	235	$36,016
UBS Group AG	12,860	233,808
VAT Group AG, 144A	99	47,412
Vifor Pharma AG	199	25,688
Zurich Insurance Group AG	585	259,922

		6,786,345

Taiwan 0.0%
FIT Hon Teng Ltd., 144A*	3,000	603

United Arab Emirates 0.0%
NMC Health PLC*^	372	—

United Kingdom 10.7%
3i Group PLC	3,836	71,725
abrdn PLC	8,276	28,840
Admiral Group PLC	809	31,658
Ashmore Group PLC	1,688	7,813
Ashtead Group PLC	1,761	146,799
Associated British Foods PLC	1,339	32,663
AstraZeneca PLC	6,114	763,188
Auto Trader Group PLC, 144A	3,641	30,048
AVEVA Group PLC	457	22,285
Aviva PLC	15,619	84,015
B&M European Value Retail SA	3,434	29,747
BAE Systems PLC	12,809	96,584
Barclays PLC	67,150	185,948
Barratt Developments PLC	3,899	35,392
Bellway PLC	476	21,656
Berkeley Group Holdings PLC	401	23,986
BP PLC	78,212	375,839
British American Tobacco PLC	8,968	313,495
British Land Co. PLC (The), REIT	3,562	24,121
BT Group PLC*	29,304	55,889
Bunzl PLC	1,297	48,155
Burberry Group PLC	1,546	40,543
Centrica PLC*	22,129	18,349
CK Hutchison Holdings Ltd.	10,600	71,253
CNH Industrial NV	3,976	68,262
Compass Group PLC*	7,014	148,421
ConvaTec Group PLC, 144A	6,154	18,005
Croda International PLC	545	70,639
DCC PLC	380	31,643

See Notes to Financial Statements.

PGIM QMA International Developed Markets Index Fund	45

Schedule of Investments (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

United Kingdom (cont’d.)
Dechra Pharmaceuticals PLC	410	$28,845
Derwent London PLC, REIT	388	17,976
Diageo PLC	9,063	450,643
Direct Line Insurance Group PLC	5,220	20,894
Dr. Martens PLC*	2,240	11,270
DS Smith PLC	4,915	25,877
easyJet PLC*	1,455	12,418
Electrocomponents PLC	1,831	28,295
Entain PLC*	2,349	65,853
Experian PLC	3,632	166,738
GlaxoSmithKline PLC	19,484	404,393
Halma PLC	1,539	62,440
Hargreaves Lansdown PLC	1,457	30,681
Hiscox Ltd.	1,389	15,880
HomeServe PLC	1,140	13,419
Howden Joinery Group PLC	2,196	27,638
HSBC Holdings PLC	80,659	485,093
IMI PLC	1,032	23,121
Imperial Brands PLC	3,769	79,721
Informa PLC*	5,765	40,971
InterContinental Hotels Group PLC*	749	52,292
Intermediate Capital Group PLC	1,071	32,211
International Consolidated Airlines Group SA*	5,274	11,751
Intertek Group PLC	622	41,904
ITV PLC*	14,350	20,998
J Sainsbury PLC	6,732	27,740
JD Sports Fashion PLC	1,898	28,260
Johnson Matthey PLC	732	27,720
Just Eat Takeaway.com NV, 144A*	728	52,365
Kingfisher PLC	8,137	37,376
Land Securities Group PLC, REIT	2,745	25,850
Legal & General Group PLC	23,641	93,459
Lloyds Banking Group PLC	280,446	192,749
London Stock Exchange Group PLC	1,443	139,769
M&G PLC	10,013	27,290
Meggitt PLC*	3,002	30,855
Melrose Industries PLC	16,678	36,162
National Grid PLC	14,070	181,010
NatWest Group PLC	21,174	63,674
Next PLC	519	56,365
Ocado Group PLC*	1,874	46,070
Pearson PLC	2,906	23,980
Pennon Group PLC	1,078	17,200
Persimmon PLC	1,223	45,486

See Notes to Financial Statements.

46

Description	Shares	Value

COMMON STOCKS (Continued)

United Kingdom (cont’d.)
Phoenix Group Holdings PLC	2,417	$21,766
Prudential PLC	10,807	219,691
Quilter PLC, 144A	6,446	13,757
Reckitt Benckiser Group PLC	2,506	203,247
RELX PLC	7,341	227,794
Renishaw PLC	142	9,782
Rentokil Initial PLC	7,547	60,570
Rightmove PLC	3,308	31,213
Rolls-Royce Holdings PLC*	32,762	59,403
Royal Mail PLC	3,585	20,774
Sage Group PLC (The)	4,159	40,515
Schroders PLC	426	21,019
Segro PLC, REIT	4,783	84,675
Severn Trent PLC	982	37,005
Smith & Nephew PLC	3,540	61,144
Smiths Group PLC	1,527	28,458
Spirax-Sarco Engineering PLC	298	63,744
SSE PLC	4,066	91,816
St. James’s Place PLC	2,047	44,122
Standard Chartered PLC	10,349	69,758
Tate & Lyle PLC	1,790	15,957
Taylor Wimpey PLC	13,939	29,376
TechnipFMC PLC*	1,739	12,935
Tesco PLC	30,335	112,355
THG PLC*	4,041	12,295
Travis Perkins PLC	868	18,376
Unilever PLC	10,172	542,721
United Utilities Group PLC	2,628	37,230
Vodafone Group PLC	111,116	164,068
Weir Group PLC (The)	998	23,716
Whitbread PLC*	777	34,609
Wickes Group PLC	1,623	4,789
WPP PLC	4,515	65,075

		8,705,418

United States 1.3%
Amcor PLC, CDI	6,195	74,654
Avast PLC, 144A	2,077	15,942
Ferguson PLC	885	132,897
James Hardie Industries PLC, CDI	1,793	70,054
JS Global Lifestyle Co. Ltd., 144A	2,500	4,609
QIAGEN NV*	851	47,094
Samsonite International SA, 144A*	5,100	10,982
Schneider Electric SE	2,086	360,175

See Notes to Financial Statements.

PGIM QMA International Developed Markets Index Fund	47

Schedule of Investments (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

United States (cont’d.)
Sims Ltd.	685	$7,413
Stellantis NV	7,950	159,085
Swiss Re AG	1,145	111,008
Tenaris SA	1,800	20,130

		1,014,043

TOTAL COMMON STOCKS
(cost $56,829,348)		76,580,686

EXCHANGE-TRADED FUND 2.7%

United States
iShares MSCI EAFE ETF (cost $1,840,148)	27,500	2,213,475

PREFERRED STOCKS 0.8%

Germany 0.5%
Bayerische Motoren Werke AG (PRFC)	221	18,855
Fuchs Petrolub SE (PRFC)	260	12,469
Henkel AG & Co. KGaA (PRFC)	705	63,121
Porsche Automobil Holding SE (PRFC)	621	64,685
Sartorius AG (PRFC)	100	65,211
Volkswagen AG (PRFC)	726	162,867

		387,208

South Korea 0.3%
Amorepacific Corp. (PRFC)	46	2,845
CJ CheilJedang Corp. (PRFC)	14	2,333
Hanwha Corp. (PRFC)	100	1,409
Hyundai Motor Co. (2nd PRFC)	135	11,378
Hyundai Motor Co. (PRFC)	88	7,383
LG Chem Ltd. (PRFC)	30	9,906
LG Electronics, Inc. (PRFC)	64	3,535
LG Household & Health Care Ltd. (PRFC)	8	4,110
Mirae Asset Securities Co. Ltd. (2nd PRFC)	1,109	4,603
Samsung Electronics Co. Ltd. (PRFC)	3,255	178,865

See Notes to Financial Statements.

48

Description			Shares	Value

PREFERRED STOCKS (Continued)

South Korea (cont’d.)
Samsung Fire & Marine Insurance Co. Ltd. (PRFC)			15	$2,270
Samsung SDI Co. Ltd. (PRFC)			7	2,275

				230,912

TOTAL PREFERRED STOCKS
(cost $408,862)				618,120

TOTAL LONG-TERM INVESTMENTS
(cost $59,078,358)				79,412,281

SHORT-TERM INVESTMENTS 1.4%

AFFILIATED MUTUAL FUND 1.0%
PGIM Core Ultra Short Bond Fund (cost $827,948)(wa)			827,948	827,948

Interest Rate		Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATION(k)(n) 0.4%
U.S. Treasury Bills (cost $299,989)	0.035%	12/09/21	300	299,979

TOTAL SHORT-TERM INVESTMENTS
(cost $1,127,937)				1,127,927

TOTAL INVESTMENTS 98.7%
(cost $60,206,295)				80,540,208
Other assets in excess of liabilities(z) 1.3%				1,071,570

NET ASSETS 100.0%				$ 81,611,778

Below is a list of the abbreviation(s) used in the annual report:

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ASX—Australian Securities Exchange

CAC40—French Stock Market Index

CDI—Chess Depository Interest

CVA—Certificate Van Aandelen (Bearer)

EAFE—Europe, Australasia, Far East

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

See Notes to Financial Statements.

PGIM QMA International Developed Markets Index Fund	49

Schedule of Investments (continued)

as of October 31, 2021

MSCI—Morgan Stanley Capital International

OTC—Over-the-counter

PART CERT—Participation Certificates

PRFC—Preference Shares

REITs—Real Estate Investment Trust

RSP—Savings Shares

SPI—Share Price Index

STOXX—Stock Index of the Eurozone

TOPIX—Tokyo Stock Price Index

TRQX—Turquoise Stock Exchange

UTS—Unit Trust Security

XSWX—SIX Swiss Exchange

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $219 and 0.0% of net assets.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at October 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
1	ASX SPI 200 Index	Dec. 2021	$136,910	$(1,506)
1	CAC40 10 Euro	Nov. 2021	78,914	3,334
6	Euro STOXX 50 Index	Dec. 2021	293,878	5,852
2	FTSE 100 Index	Dec. 2021	197,728	5,431
9	Mini MSCI EAFE Index	Dec. 2021	1,052,820	(16,892)
2	TOPIX Index	Dec. 2021	349,638	3,522

				$(259)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Morgan Stanley & Co. LLC	$—	$299,979

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

See Notes to Financial Statements.

50

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Australia	$—	$5,894,813	$ —
Austria.	—	226,970	—
Belgium.	—	656,036	—
Brazil	—	34,280	—
Cambodia	—	6,071	—
Chile.	—	26,087	—
China	—	673,077	—
Denmark	—	1,863,830	—
Finland	—	974,536	—
France	—	7,034,735	—
Germany	—	5,823,634	—
Hong Kong	—	1,810,298	—
Indonesia	—	7,577	—
Ireland	—	498,611	—
Israel	—	464,972	—
Italy	—	1,582,217	—
Japan	—	17,791,446	—
Jordan	—	21,430	—
Luxembourg	—	157,743	—
Macau	—	81,792	—
Mexico	—	8,524	—
Netherlands	—	4,016,519	—
New Zealand	—	298,355	—
Norway.	—	480,934	—
Poland	—	234,911	—
Portugal	—	106,430	—
Russia	—	70,056	—
Saudi Arabia	—	93,100	—
Singapore	4,583	824,074	—
South Africa	—	192,382	—
South Korea	—	3,701,987	219
Spain	—	1,740,880	—
Sweden	—	2,671,168	—
Switzerland.	—	6,786,345	—
Taiwan	—	603	—
United Arab Emirates.	—	—	—
United Kingdom.	—	8,705,418	—

See Notes to Financial Statements.

PGIM QMA International Developed Markets Index Fund	51

Schedule of Investments (continued)

as of October 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
United States	$—	$1,014,043	$—
Exchange-Traded Fund
United States	2,213,475	—	—
Preferred Stocks
Germany	—	387,208	—
South Korea	—	230,912	—
Short-Term Investments
Affiliated Mutual Fund	827,948	—	—
U.S. Treasury Obligation	—	299,979	—

Total	$3,046,006	$77,493,983	$219

Other Financial Instruments*
Assets
Futures Contracts	$18,139	$—	$—

Liabilities
Futures Contracts	$(18,398)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2021 were as follows (unaudited):

Banks	7.9%
Pharmaceuticals	6.9
Insurance	4.3
Chemicals	3.6
Semiconductors & Semiconductor Equipment	3.1
Machinery	3.1
Automobiles	3.1
Food Products	3.1
Oil, Gas & Consumable Fuels	3.0
Metals & Mining	2.8
Textiles, Apparel & Luxury Goods	2.8
Exchange-Traded Fund	2.7
Capital Markets	2.6
Health Care Equipment & Supplies	2.1
Technology Hardware, Storage & Peripherals	2.0

Electronic Equipment, Instruments & Components	1.8%
IT Services	1.7
Electrical Equipment	1.7
Beverages	1.7
Electric Utilities	1.7
Personal Products	1.7
Professional Services	1.6
Equity Real Estate Investment Trusts (REITs)	1.6
Real Estate Management & Development	1.5
Trading Companies & Distributors	1.5
Software	1.5
Diversified Telecommunication Services	1.5
Industrial Conglomerates	1.4
Household Durables	1.4
Hotels, Restaurants & Leisure	1.3

See Notes to Financial Statements.

52

Industry Classification (continued):

Food & Staples Retailing	1.3%
Building Products	1.1
Wireless Telecommunication Services	1.1
Auto Components	1.0
Affiliated Mutual Funds	1.0
Biotechnology	1.0
Aerospace & Defense	1.0
Diversified Financial Services	0.8
Internet & Direct Marketing Retail	0.8
Multi-Utilities	0.8
Construction & Engineering	0.8
Specialty Retail	0.8
Road & Rail	0.7
Air Freight & Logistics	0.7
Tobacco	0.7
Interactive Media & Services	0.7
Entertainment	0.7
Life Sciences Tools & Services	0.6
Household Products	0.6
Construction Materials	0.5
Media	0.5
Multiline Retail	0.5
Transportation Infrastructure	0.5
Health Care Providers & Services	0.4
Marine	0.4

Commercial Services & Supplies	0.4%
U.S. Treasury Obligation	0.4
Gas Utilities	0.4
Communications Equipment	0.3
Paper & Forest Products	0.3
Containers & Packaging	0.3
Leisure Products	0.3
Airlines	0.2
Health Care Technology	0.1
Independent Power & Renewable Electricity Producers	0.1
Water Utilities	0.1
Energy Equipment & Services	0.1
Diversified Consumer Services	0.0	*
Distributors	0.0	*
Consumer Finance	0.0	*

	98.7
Other assets in excess of liabilities	1.3

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2021 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$18,139	*	Due from/to broker-variation margin futures	$18,398	*

See Notes to Financial Statements.

PGIM QMA International Developed Markets Index Fund	53

Schedule of Investments (continued)

as of October 31, 2021

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$702,927

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$167,474

For the year ended October 31, 2021, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$2,499,699

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended October 31, 2021.

See Notes to Financial Statements.

54

Statement of Assets & Liabilities

as of October 31, 2021

Assets
Investments at value:
Unaffiliated investments (cost $59,378,347)	$79,712,260
Affiliated investments (cost $827,948)	827,948
Foreign currency, at value (cost $952,557)	953,524
Receivable for Fund shares sold	204,740
Dividends receivable	168,068
Tax reclaim receivable	153,993
Due from Manager	53,741
Receivable for investments sold	33,952
Prepaid expenses	1,271

Total Assets	82,109,497

Liabilities
Payable for investments purchased	228,090
Payable for Fund shares purchased	129,098
Custodian and accounting fees payable	55,166
Accrued expenses and other liabilities	44,771
Audit fee payable	32,299
Due to broker—variation margin futures	7,339
Trustees’ fees payable	884
Affiliated transfer agent fee payable	72

Total Liabilities	497,719

Net Assets	$81,611,778

Net assets were comprised of:
Shares of beneficial interest, at par	$5,539
Paid-in capital in excess of par	61,083,699
Total distributable earnings (loss)	20,522,540

Net assets, October 31, 2021	$81,611,778

Class R6
Net asset value, offering price and redemption price per share, ($81,611,778 ÷ 5,539,337 shares of beneficial interest issued and outstanding)	$14.73

See Notes to Financial Statements.

PGIM QMA International Developed Markets Index Fund	55

Statement of Operations

Year Ended October 31, 2021

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $272,102 foreign withholding tax)	$2,035,141
Affiliated dividend income	1,933
Income from securities lending, net (including affiliated income of $245)	559

Total income	2,037,633

Expenses
Management fee	206,611
Custodian and accounting fees	173,809
Pricing fees	48,940
Fund data services	46,220
Audit fee	34,403
Legal fees and expenses	18,655
Trustees’ fees	11,081
Shareholders’ reports	9,777
Transfer agent’s fees and expenses (including affiliated expense of $431)	567
Registration fees	250
Miscellaneous	19,958

Total expenses	570,271
Less: Fee waiver and/or expense reimbursement	(320,799)

Net expenses	249,472

Net investment income (loss)	1,788,161

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $1)	(568,424)
Futures transactions	702,927
Foreign currency transactions	(7,092)

127,411

Net change in unrealized appreciation (depreciation) on:
Investments	19,847,163
Futures	167,474
Foreign currencies	753

20,015,390

Net gain (loss) on investment and foreign currency transactions	20,142,801

Net Increase (Decrease) In Net Assets Resulting From Operations	$21,930,962

See Notes to Financial Statements.

56

Statements of Changes in Net Assets

	Year Ended October 31,

	2021	2020

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,788,161	$1,079,795
Net realized gain (loss) on investment and foreign currency transactions	127,411	(882,534)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	20,015,390	(3,077,513)

Net increase (decrease) in net assets resulting from operations	21,930,962	(2,880,252)

Dividends and Distributions
Distributions from distributable earnings
Class R6	(1,190,150)	(1,380,800)

Fund share transactions
Net proceeds from shares sold	23,764,053	31,311,713
Net asset value of shares issued in reinvestment of dividends and distributions	1,190,150	1,380,800
Cost of shares purchased	(30,245,554)	(13,076,279)

Net increase (decrease) in net assets from Fund share transactions	(5,291,351)	19,616,234

Total increase (decrease)	15,449,461	15,355,182

Net Assets:
Beginning of year	66,162,317	50,807,135

End of year	$81,611,778	$66,162,317

See Notes to Financial Statements.

PGIM QMA International Developed Markets Index Fund	57

Financial Highlights

	Year Ended October 31,				November 17, 2016(a) through October 31, 2017
	2021	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$11.23	$12.16	$11.36	$12.55	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.31	0.22	0.32	0.32	0.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.40	(0.82)	0.76	(1.20)	2.30
Total from investment operations	3.71	(0.60)	1.08	(0.88)	2.56
Less Dividends and Distributions:
Dividends from net investment income	(0.21)	(0.33)	(0.27)	(0.23)	(0.01)
Distributions from net realized gains	-	-	(0.01)	(0.08)	-
Total dividends and distributions	(0.21)	(0.33)	(0.28)	(0.31)	(0.01)
Net asset value, end of period	$14.73	$11.23	$12.16	$11.36	$12.55
Total Return(c):	33.21%	(5.21)%	9.88%	(7.22)%	25.61%

Ratios/Supplemental Data:
Net assets, end of period (000)	$81,612	$66,162	$50,807	$41,429	$30,320
Average net assets (000)	$82,645	$56,084	$45,226	$36,379	$20,731
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.30%	0.30%	0.30%	0.30%	0.33	%(e)
Expenses before waivers and/or expense reimbursement	0.69%	0.95%	1.12%	1.49%	2.61	%(e)
Net investment income (loss)	2.16%	1.93%	2.83%	2.56%	2.39	%(e)
Portfolio turnover rate(f)	23%	13%	13%	9%	7%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

58

Notes to Financial Statements

1.    Organization

Prudential Investment Portfolios 2 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust and currently consists of eleven separate funds: PGIM Core Conservative Bond Fund, PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund, PGIM Institutional Money Market Fund, PGIM Jennison Small-Cap Core Equity Fund, PGIM QMA Commodity Strategies Fund, PGIM QMA Emerging Markets Equity Fund, PGIM QMA International Developed Markets Index Fund, PGIM QMA Mid-Cap Core Equity Fund, PGIM QMA US Broad Market Index Fund and PGIM TIPS Fund. These financial statements relate only to the PGIM QMA International Developed Markets Index Fund (the “Fund”). The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to provide investment results that approximate the performance of the FTSE Developed Markets Ex-North America Net Index.

2.    Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A

PGIM QMA International Developed Markets Index Fund	59

Notes to Financial Statements (continued)

record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

60

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign

PGIM QMA International Developed Markets Index Fund	61

Notes to Financial Statements (continued)

exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported Net change in unrealized appreciation (depreciation) on investments and Net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the

62

counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal

PGIM QMA International Developed Markets Index Fund	63

Notes to Financial Statements (continued)

income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.    Agreements

The Fund has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with PGIM Quantitative Solutions LLC (formerly known as QMA LLC) (“PGIM Quantitative Solutions” or the “subadviser”). The Manager pays for the services of PGIM Quantitative Solutions.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.25% of the Fund’s average daily net assets.

The Manager has contractually agreed, through February 28, 2023, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.30% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

64

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class R6 shares of the Fund. No distribution or service fees are paid to PIMS as distributor for Class R6 shares of the Fund.

PGIM, Inc., PGIM Investments, PIMS and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.    Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2021, no 17a-7 transactions were entered into by the Fund.

5.    Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2021, were $18,167,335 and $20,550,258, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2021, is presented as follows:

PGIM QMA International Developed Markets Index Fund	65

Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:
PGIM Core Ultra Short Bond Fund (1)(wa)
$1,828,205	$21,228,826	$22,229,083	$—	$—	$827,948	827,948	$1,933

PGIM Institutional Money Market Fund (1)(b)(wa)
—	6,636,132	6,636,133	—	1	—	—	245	(2)

$1,828,205	$27,864,958	$28,865,216	$—	$1	$827,948		$2,178

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.    Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2021, the tax character of dividends paid by the Fund was $1,190,150 of ordinary income. For the year ended October 31, 2020, the tax character of dividends paid by the Fund was $1,380,800 of ordinary income.

As of October 31, 2021, the accumulated undistributed earnings on a tax basis was $2,406,012 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$62,423,421	$23,708,712	$(5,592,184)	$18,116,528

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales, investments in passive foreign investment companies, corporate spin-off adjustment and other cost basis differences between financial and tax accounting.

66

The Fund utilized approximately $650,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2021.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2021 are subject to such review.

7.    Capital and Ownership

The Fund offers Class R6 shares. Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

The RIC has authorized the Fund to issue an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share.

As of October 31, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class R6	5,539,337	100.0%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
8	91.9%	—	—%

Transactions in shares of beneficial interest were as follows:

Class R6	Shares	Amount
Year ended October 31, 2021:
Shares sold	1,680,877	$23,764,053
Shares issued in reinvestment of dividends and distributions	89,687	1,190,150
Shares purchased	(2,122,616)	(30,245,554)

Net increase (decrease) in shares outstanding	(352,052)	$(5,291,351)

Year ended October 31, 2020:
Shares sold	2,823,157	$31,311,713
Shares issued in reinvestment of dividends and distributions	111,445	1,380,800
Shares purchased	(1,220,850)	(13,076,279)

Net increase (decrease) in shares outstanding	1,713,752	$19,616,234

PGIM QMA International Developed Markets Index Fund	67

Notes to Financial Statements (continued)

8.    Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021

Total Commitment	$1,200,000,000	$1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2021. The average daily balance for the 11 days that the Fund had loans outstanding during the period was approximately $3,499,909, borrowed at a weighted average interest rate of 1.40%. The maximum loan outstanding amount during the period was $6,657,000. At October 31, 2021, the Fund did not have an outstanding loan amount.

9.    Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Country Risk: Changes in the business environment may adversely affect operating profits or the value of assets in a specific country. For example, financial factors such as currency controls, devaluation or regulatory changes or stability factors such as mass riots, civil war and other potential events may contribute to companies’ operational risks.

68

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Exchange-Traded Funds (ETFs) Risk: Investing in securities issued by ETFs involves risks similar to those of investing directly in the securities and other assets held by the ETF. Unlike shares of typical mutual funds, shares of ETFs are generally traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value,

PGIM QMA International Developed Markets Index Fund	69

Notes to Financial Statements (continued)

which may be substantial during periods of market stress. The trading price of an index-based ETF is expected to (but may not) closely track the net asset value of the ETF, and the Fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund will indirectly bear its pro rata share of the fees and expenses incurred by an ETF (including ETFs managed by the Manager or the subadviser(s)) in which it invests, including advisory fees (to the extent not offset by the Manager through waivers). These expenses are in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the Fund would be unable to sell its ETF shares unless and until trading is resumed.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Fund of Funds Risk: The Fund is an investment option for other PGIM Investments-advised mutual funds that are managed as “funds of funds.” As a result, from time to time, the Fund may experience relatively large redemptions and could be required to liquidate its assets at

70

inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Geographic Concentration Risk: The Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Index Investment Approach Risk: Since the Fund is passively managed, assets are not allocated from one stock or group of stocks to another based on their prospects, or from stocks into bonds or cash equivalents in an attempt to cushion the impact of a market decline. As a result, the Fund’s performance may be less favorable than that of a portfolio using an active investment strategy. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Index. The Fund’s expenses, changes in securities markets, changes in the composition of the Index, errors in index provider data, and the timing of purchases and redemptions of Fund shares, among other things, may affect the correlation between Fund and Index performance. The Fund may not perform as well as other investments if, among other things, the Index declines or performs poorly relative to other related indexes or individual securities or the securities issued by companies that comprise the Index fall out of favor with investors.

Large Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

PGIM QMA International Developed Markets Index Fund	71

Notes to Financial Statements (continued)

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Small and Medium Sized Companies Risk: Small and medium sized companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management depth. As a result, their prices may fluctuate more than the stocks of larger, more established companies. Historically, small and medium sized companies have sometimes gone through extended periods when they did not perform as well as larger companies. Small and medium sized companies generally are more illiquid than larger companies, which may make such investments more difficult to sell at the time and price that the Fund would like.

Tracking Error Risk: Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences, transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of distributions, tax gains or losses, changes to the Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased

72

market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

Value Style Risk: Since the Fund may invest significantly in value stocks or use a value investment style, there is the risk that value stocks or the value style may be out of favor for a period of time, that the market will not recognize a security’s intrinsic value for a long time or at all or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Fund’s value investment style may go out of favor with investors, negatively affecting the Fund’s performance.

10.    Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

11.    Subsequent Event

Effective December 29, 2021, the Fund’s name will change from PGIM QMA International Developed Markets Index Fund to PGIM Quant Solutions International Developed Markets Index Fund.

PGIM QMA International Developed Markets Index Fund	73

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 2 and Shareholders of PGIM QMA International Developed Markets Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM QMA International Developed Markets Index Fund (one of the funds constituting Prudential Investment Portfolios 2, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and financial highlights for each of the two years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 16, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 16, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

74

Tax Information (unaudited)

For the year ended October 31, 2021, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI):

QDI
PGIM QMA International Developed Markets Index Fund	79.14%

For the year ended October 31, 2021, the Fund made an election to pass through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Fund in accordance with Section 853 of the Internal Revenue Code of the following amounts: $168,347 foreign tax credit from recognized foreign source income of $2,190,272.

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends received by you in calendar year 2021.

PGIM QMA International Developed Markets Index Fund	75

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM QMA International Developed Markets Index Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 92

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95

Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 91

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 94

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM QMA International Developed Markets Index Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 94

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 95

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 1993; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

PGIM QMA International Developed Markets Index Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 1974 Chief Compliance Officer

Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Since July 2019

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Diana N. Huffman 1982 Assistant Secretary

Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).

Since March 2019

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and Head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.

Since October 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM QMA International Developed Markets Index Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM QMA International Developed Markets Index Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with QMA LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

[1]	PGIM QMA International Developed Markets Index Fund is a series of Prudential Investment Portfolios 2.

PGIM QMA International Developed Markets Index Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and QMA. The Board noted that QMA is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of the QMA portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments and QMA.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and QMA under the management and subadvisory agreements.

Visit our website at pgim.com/investments

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2020 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that, while the management fee schedule for each Fund does not have breakpoints in its management fees, economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and QMA

The Board considered potential ancillary benefits that might be received by PGIM Investments, QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as

PGIM QMA International Developed Markets Index Fund

Approval of Advisory Agreements (continued)

well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the for the one-year and the three-year periods ended December 31, 2020. The Board considered that the Fund commenced operations on November 17, 2016 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

Visit our website at pgim.com/investments

•	The Board noted that the Fund outperformed its benchmark index over the one-and three-year periods.

•	The Board considered that the Fund commenced operations on November 17, 2016 and that longer-term performance was not yet available.

•	The Board and PGIM Investments agreed to a contractual cap on Fund expenses that (exclusive of certain fees and expenses) caps total annual operating expenses for Class R6 shares at 0.30% through February 28, 2022.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM QMA International Developed Markets Index Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE

655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Jonathan Corbett, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Quantitative Solutions LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM QMA International Developed Markets Index Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QMA INTERNATIONAL DEVELOPED MARKETS INDEX FUND

SHARE CLASS	R6

NASDAQ	PQDMX

CUSIP	74440E607

MF243E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended October 31, 2021 and October 31, 2020, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $64,600 and $64,600 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended October 31, 2021, PwC did not bill the Registrant for audit-related services.

For the fiscal year ended October 31, 2020, fees of $5,103 were billed to the Registrant for services rendered by KPMG LLP (the Registrant’s prior principal accountant) in connection with the auditor transition.

(c) Tax Fees

For the fiscal years ended October 31, 2021 and October 31, 2020: none.

(d) All Other Fees

For the fiscal years ended October 31, 2021 and October 31, 2020: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended October 31, 2021 and October 31, 2020, 100% of the services referred to in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2021 and October 31, 2020 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)  (1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Prudential Investment Portfolios 2

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	December 16, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 16, 2021

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	December 16, 2021